Prospectus for

          Manulife Financial's Generation

          A Flexible Premium
          Survivorship Variable Life
          Insurance Policy


          Issued by

          The Manufacturers Life Insurance
          Company of America

          Prospectus

          The Manufacturers Life Insurance
          Company of America
          Separate Account Three
          Manulife Financial's Generation

          Flexible Premium Survivorship Variable Life Insurance Policy

This prospectus describes the Flexible Premium Survivorship Variable Life Insurance Policy (the "Policy") issued by The Manufacturers Life Insurance Company of America ("Manufacturers Life of America" or the "Company"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manufacturers Life"). The Policies are designed to provide lifetime insurance protection together with flexibility as to the timing and amount of premium payments, the investments underlying the Policy Value and the amount of insurance coverage. This flexibility allows the policyowner to pay premiums and adjust insurance coverage in light of his or her current financial circumstances and insurance needs. In this prospectus the term "policyowner" means one or more policyowners.

The Policies provide for: (1) a Net Cash Surrender Value that can be received by partial withdrawals or surrender of the Policy; (2) Policy loans; and (3) an insurance benefit payable at the last surviving life insured's death.


A Policy's Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manufacturers Life of America's Separate Account Three (the "Separate Account") to which the policyowner allocates net premiums.
The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of Manulife Series Fund,
Inc. ("Manulife Series Fund") or NASL Series Trust.   The accompanying
prospectuses for Manulife Series Fund and NASL Series Trust, and the corresponding statements of additional information, describe the investment objectives of the Portfolios in which net premiums may be invested. The Portfolios available for allocation of net premiums are the following
Funds of Manulife Series Fund: the Emerging Growth Equity Fund, the Common Stock Fund, the Real Estate Securities Fund, the Balanced Assets Fund, the Capital Growth Bond Fund, the Money-Market Fund, the International Fund, the Pacific Rim Emerging Markets Fund, and, subject to regulatory approval, the Equity Index Fund (collectively the "Manulife Funds") and the following Portfolios of NASL Series Trust: the Value Equity Trust, the U.S. Government Securities Trust, the Growth and Income Trust, the Equity Trust, the Conservative Asset Allocation Trust, the Moderate Asset Allocation Trust and the Aggressive Asset Allocation Trust (collectively the "NASL Trusts").
Other sub-accounts and Portfolios may be added in the future.

Prospective purchasers should ask a Manulife Financial representative if changing, or adding to, existing insurance coverage would be advantageous. Prospective purchasers should note that it may not be advisable to purchase a Policy as a replacement for existing insurance.

Because of the substantial nature of the surrender charges in the early years, the Policy is not suitable for short-term investment purposes. A policyowner contemplating surrender of a Policy should pay special attention to the sales charge limitation provisions described in this prospectus, which apply only during the first two years following the Policy Date or following an increase in face amount.


PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR MANULIFE SERIES FUND, INC. AND NASL SERIES TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Manufacturers Life Insurance
Company of America
500 N. Woodward Avenue
Bloomfield Hills, Michigan 48304

Service Office:
200 Bloor Street East
Toronto, Ontario, Canada M4W 1E5
TELEPHONE: 1-800-827-4546
          (1-800-VARILIN [E])

    The date of this Prospectus is February 14, 1996.

Prospectus Contents

                                                         Page
                                                         ____

Introduction to Policies

General Information About Manufacturers Life of
  America, Separate Account Three, Manulife Series
  Fund and NASL Series trust
     Manufacturers Life of America and
        Manufacturers Life
     Manufacturers Life of America's Separate
        Account Three

     Manulife Series Fund and NASL Series Trust
            Investment Objectives of the
            Portfolios
          Selection of Sub-account(s)
Detailed Information About the Policies
  PREMIUM PROVISIONS
     Policy Issue and Initial Premium
        Premium Allocation
        Premium Limitations
        Short-Term Cancellation Right and
        "Free Look" Provisions
     INSURANCE BENEFIT
        The Insurance Benefit
        No Lapse Guarantee
        Death Benefit Guarantee
        Death Benefit Options
        Death Benefit Option Changes
        Face Amount Changes
  POLICY VALUES
        Policy Value
        Transfers of Policy Value
        Policy Loans
        Partial Withdrawals and Surrenders
     CHARGES AND DEDUCTIONS
        Deductions from Premiums
        Surrender Charges
        Deferred Sales Charge
        Monthly Deductions
        Other Charges
        Special Provisions for Group or
        Sponsored Arrangements
        Special Provisions for Exchanges
  THE GENERAL ACCOUNT
  OTHER GENERAL POLICY PROVISIONS
        Policy Default
        Policy Reinstatement
        Miscellaneous Policy Provisions


OTHER PROVISIONS
   Supplementary Benefits
   Payment of Proceeds
   Reports to Policyowners
MISCELLANEOUS MATTERS
   Fund Share Substitution
   Federal Income Tax Considerations
       Tax Status of the Policy
       Tax Treatment of Policy Benefits
       The Company's Taxes
   Distribution of the Policy
   Responsibilities Assumed by
       Manufacturers Life
   Voting Rights
   Executive Officers and Directors
   State Regulations
   Pending Litigation
   Additional Information
   Legal Matters
   Experts
Financial Statements
Appendices
    A.  Sample Illustrations of Policy
        Values, Cash Surrender Values and
        Death Benefits
    B.  Definitions


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN
ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT
LAWFULLY BE MADE.  NO PERSON IS AUTHORIZED TO
MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS
OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS,
THE PROSPECTUS OF MANULIFE SERIES FUND OR NASL SERIES
TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF
MANULIFE SERIES FUND OR NASL SERIES TRUST.



You are urged to examine this prospectus carefully.
The INTRODUCTION TO POLICIES will briefly describe the Flexible Premium Survivorship Variable
Life Insurance Policy. More detailed information will be found within.

Introduction to Policies

The following summary is intended to provide a general description of the most important features of the Policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the corridor percentage test.

General

The Policy provides a death benefit at the time of the death of the last surviving life insured.

Premium payments may be made at any time and in any amount, subject to certain limitations.

After certain deductions, premiums will be allocated, according to the policyowner's instructions, to one or more of the general account and the sub-accounts of Manufacturers Life of America's Separate Account Three. Assets of the sub-accounts of Separate Account Three are invested in shares of a particular Fund of the Series Fund. Allocation instructions may be changed at any time and transfers among the accounts may be made, subject to certain restrictions. If the Policy is owned by two or more persons, the Company will require authorization from each policyowner before taking any action on the Policy.

The Manulife Funds currently offered are the: Emerging Growth Equity Fund, Common Stock Fund, Real Estate Securities Fund, Balanced Assets Fund, Capital Growth Bond Fund, Money-Market Fund, International Fund, Pacific Rim Emerging Markets Fund, and, subject to regulatory approval, the Equity Index Fund. The NASL Trusts currently offered are the: Value Equity Trust, U.S. Government Securities Trust, Growth and Income Trust, Equity Trust, Conservative Asset Allocation Trust, Moderate Asset Allocation Trust and Aggressive Asset Allocation Trust.

The Policy has a Policy Value reflecting premiums paid, the investment performance of the accounts to which the policyowner has allocated premiums, and certain charges for expenses and cost of insurance. The policyowner may receive a portion of the Policy Value by taking a Policy loan or a partial withdrawal, or by full surrender of the Policy.

Death Benefit

Death Benefit Options. The policyowner elects to have the Policy's death benefit determined under one of two options:

 .  a death benefit equal to the face amount of the Policy, or

 .  a death benefit equal to the face amount of the Policy plus the Policy
   Value.

Under either option, the death benefit may have to be increased to a multiple of the Policy Value to satisfy the corridor percentage test under the definition of life insurance in the Internal Revenue Code. See Detailed Information About the Policies; Insurance Benefit- "The Insurance Benefit" and "Death Benefit Options."

The Policyowner May Change the Death Benefit Option. A change in the death benefit option may be requested after the Policy has been in force for two years. See Detailed Information About the Policies; Insurance Benefit- "Death Benefit Option Changes."

The Policyowner May Increase the Face Amount. After the Policy has been in force for two years, an increase in the face amount of the Policy may be requested once per Policy Year. An increase in the face amount is subject to satisfactory evidence of insurability and will usually result in the Policy's being subject to new surrender charges. See Detailed Information About the Policies; Insurance Benefit- "Face Amount Changes."

The Policyowner May Decrease the Face Amount. A decrease in the face amount may be requested once per Policy Year after the Policy has been in force for two years, except during the two-year period following any increase in face amount. In addition, during the two-year period following an increase in face amount, the policyowner may elect at any time to cancel the increase, which will result in certain surrender charges being deducted from the Policy Value. During the two-year period following an increase, the deferred sales charge for the increase is subject to the Policy's sales charge limitation provisions. A decrease in face amount may result in certain surrender charges being deducted from the Policy Value. See Detailed Information About the Policies; Insurance Benefit- "Face Amount Changes."

Death Benefit Guarantee

As long as the Death Benefit Guarantee Cumulative Premium Test or, where applicable, the Fund Value Test is satisfied, the Company guarantees that the Policy will not go into default (i) prior to when the youngest life insured attains or would have Attained Age 100, if Death Benefit Option 1 is maintained through the life of the Policy, (ii) prior to when the youngest life insured attains or would have Attained Age 85 if Death Benefit Option 2 is selected at any time regardless of the investment performance of the Funds underlying the Policy Value. See Detailed Information About the Policies; Premium Provisions- "Death Benefit Guarantee."

No Lapse Guarantee

As long as the No Lapse Guarantee Cumulative Premium Test is satisfied, the Company guarantees that the Policy will not go into default during the No Lapse Guarantee Period. For lives insured with an average Issue Age of up to and including age 70, the No Lapse Guarantee Period is 10 years. For lives insured with an average Issue Age of 71 and older, the No Lapse Guarantee Period decreases by one year for each year the average age exceeds 70, until average age 77. From average age 77 to 85 the No Lapse Guarantee Period is fixed at three years. The No Lapse Guarantee is not available to lives insured whose average Issue Age exceeds 85. See Detailed Information About the Policies; Premium Provisions- "No Lapse Guarantee."

Dollar Cost Averaging. Manufacturers Life of America will offer policyowners a Dollar Cost Averaging program. Under the Dollar Cost Averaging program the policyowner will designate an amount which will be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Guaranteed Interest Account.

Each transfer under the Dollar Cost Averaging program must be of a minimum amount as set by Manufacturers Life of America. Once set, this minimum may be changed at any time at the discretion of Manufacturers Life of America. Currently, no charge will be made for this program if the Policy Value exceeds $15,000 on the date of transfer. Otherwise, there will be a charge of $5 for each transfer under this program. The charge will be deducted from the value of the Investment Account out of which the transfer occurs. If insufficient funds exist to effect a Dollar Cost Averaging transfer, including the charge, if applicable, the transfer will not be effected and the policyowner will be so notified.

Manufacturers Life of America reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

Asset Allocation Balancer Transfers. Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. On the Policy Anniversary, and at six-month intervals thereafter, Manufacturers Life of America will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation.

Currently, the charge for this program is $15 per transfer or series of transfers occurring on the same transfer date. This charge will be deducted from all accounts affected by the Asset Allocation Balancer transfer in the same proportion as the value in each account bears to the Policy Value immediately after the transfer.

Manufacturers Life of America reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

Premium Payments Are Flexible

The policyowner may pay premiums at any time and in any amount, subject to certain limitations. See Detailed Information About the Policies; Premium Provisions- "Policy Issue" and "Premium Limitations."

The policyowner must pay at least the Initial Premium to put the Policy in force. See Detailed Information About the Policies; Premium Provisions- "Policy Limitations," Insurance Benefit- "No Lapse Guarantee" and "Death Benefit Guarantee."

After the Initial Premium is paid there is no minimum premium required. However, minimum premiums are required to maintain the Death Benefit Guarantee or the No Lapse Guarantee. See Detailed Information About the Policies; Insurance Benefit- "Death Benefit Guarantee" and "No Lapse Guarantee." In addition, certain premium payments may be required to keep the policy from lapsing. See Detailed Information About the Policies; Other General Policy Provisions- "Policy Default."
Certain maximum premium limitations apply to the Policy, to ensure that the Policy qualifies as life insurance under rules defined in the Internal Revenue Code. See Detailed Information About the Policies; Premium Provisions- "Premium Limitations."

Summary of Charges and Deductions

Charges under the Policy are assessed as described below:

(1)    Deductions from premiums

       . 2.35% of all premiums paid, for state and local taxes, and 1.25% of all premiums paid, for federal taxes, to the end of the tenth Policy Year. Currently, the Company expects this deduction to cease after the end of the tenth Policy Year.

       . a sales charge of 5.5% of the premiums paid, in the current Policy Year, up to a maximum of the Target Premium for the current Policy Year. This deduction is taken to the end of the tenth Policy Year. See Detailed Information About the Policies; Charges and Deductions - "Deductions from Premiums."

(2)    Surrender Charges

       . upon surrender, partial withdrawal in excess of the Withdrawal Tier Amount, decrease in face amount or lapse.

       .     deferred underwriting charge of $4 for each $1,000 of face amount.

       . deferred sales charge of a maximum of 100% of the lower of first-year premium or the Target Premium. See Detailed Information About the Policies; Charges and Deductions - "Surrender Charges."

(3)    Monthly Deductions

       . administration charge of $.04 per $1,000 of face amount per month until the later of the end of the fifteenth Policy Year, or when the youngest life insured reaches Attained Age 55.
             The administration charge is 0 thereafter. This charge has a minimum of $30 per month and a maximum of $60 per month.

       .     cost of insurance charge.

       . mortality and expense risks charge of .067% deducted monthly through the later of the tenth Policy Year and the youngest life insured's Attained Age 55. It is currently expected to be .0125% thereafter.

      .      supplementary benefit(s) charge(s)

             If the Policy is still in force when the youngest of the lives insured reaches or would have reached Age 100 no further monthly deductions will be taken from the Policy Value. See Detailed Information About the Policies; Charges and Deductions - "Monthly Deductions."

(4)    Other Charges

For the Manulife Funds:
       . investment management fee of .50% per annum assessed against assets of the Series Fund invested in any or all of the Emerging Growth Equity Fund, Common Stock Fund, Real Estate Securities Fund, Balanced Assets Fund, Capital Growth Bond Fund, and/or Money-Market Fund.

       . investment management fee of (i) .85% per annum assessed against the first $100 million of assets and (ii) .70% per annum assessed against the assets over $100 million of each of the International Fund and the Pacific Rim Emerging Markets Fund.

        . investment management fee of .25% per annum assessed against the assets of the Equity Index Fund.

        . expenses of up to .50% and .65% per annum assessed against the assets of the International Fund and the Pacific Rim Emerging Markets Fund, respectively.

        . expenses of up to .15% per annum assessed against the assets of the Equity Index Fund.

For the NASL Trusts:
 .     investment management fee of .800% assessed against the assets of the
      Value Equity Trust

 .     investment management fee of .650% assessed against the assets of the
      U.S. Government Securities Trust
 .     investment management fee of .750% assessed against the assets of the
      Growth and Income Trust
 .     investment management fee of .750% assessed against the assets of the
      Equity Trust
 .     investment management fee of .750% assessed against the assets of the
      Conservative Asset Allocation Trust
 .     investment management fee of .750% assessed against the assets of the
      Moderate Asset Allocation Trust
 .     investment management fee of .750% assessed against the assets of the
      Conservative Asset Allocation Trust
 .     expenses of up to .50% assessed against the assets of the NASL
      Trusts.

For all policies:
      . transfer fee of $35 if the policyowner elects to exercise the option to make a second transfer in any Policy Month (multiple requests received at the same time are treated as a single transfer).

      . transfer fee of $5 for each transfer under the Dollar Cost Averaging program when Policy Value does not exceed $15,000.

      . transfer fee of $15 for each transfer under the Asset Allocation Balancer program.

Manufacturers Life of America reserves the right to charge or establish a provision for any federal, state, or local taxes that may be attributable to the Separate Account or the operations of the Company with respect to the Policies in addition to the deductions for state, local, and federal taxes currently being made. See Detailed Information About the Policies; Charges and Deductions - "Other Charges."

Investment Options

After deductions from premiums for federal, state and local taxes and the premium charge, Net Premiums will be allocated, according to the policyowner's instructions, to any combination of the general account or one or more of the sub-accounts of Manufacturers Life of America's Separate Account Three.

Each sub-account of Separate Account Three invests its assets in the shares of one of the following:

    Manulife Funds:
 .   Emerging Growth Equity Fund
 .   Common Stock Fund
 .   Real Estate Securities Fund
 .   Balanced Assets Fund
 .   Capital Growth Bond Fund
 .   Money-Market Fund
 .   International Fund
 .   Pacific Rim Emerging Markets Fund
   .   Subject to regulatory approval, Equity Index Fund

NASL Trusts:

 .   Value Equity Trust
 .   U.S. Government Securities Trust
 .   Growth and Income Trust
 .   Equity Trust
 .   Conservative Asset Allocation Trust
 .   Moderate Asset Allocation Trust
 .   Aggressive Asset Allocation Trust

The policyowner may change the allocation of Net Premiums among the general account and the sub-accounts at any time. See General Information About Manufacturers Life of America, Separate Account Three and The Series Fund and Detailed Information About the Policies; Premium Provisions - "Premium Allocation" and Policy Values - "Policy Value."


The Policy Value

The Policy has a Policy Value which reflects the following: premium payments made; investment performance of the sub-accounts to which amounts have been allocated; interest credited by the Company to amounts allocated to the general account; partial withdrawals; and deduction of charges described under "Charges and Deductions."

The Policy Value is the sum of the values in the Investment Accounts, the Guaranteed Interest Account and the Loan Account.

Investment Account. An Investment Account is established under the Policy for each sub-account of the Separate Account to which Net Premiums or transfer amounts have been allocated. An Investment Account measures the interest of the Policy in the corresponding sub-account.

    The value of each Investment Account under the Policy varies each Business Day and reflects the investment performance of the Portfolio shares held in the corresponding sub-account. See Detailed Information About the Policies; Policy Values-"Policy Value."

Guaranteed Interest Account. The Guaranteed Interest Account consists of that portion of the Policy Value based on net premiums allocated to, and amounts transferred to, the general account of the Company.

Manufacturers Life of America credits interest on amounts in the Guaranteed Interest Account at an effective annual rate guaranteed to be at least 4%. See Detailed Information About the Policies and The General Account.

Loan Account. When a Policy loan is made, Manufacturers Life of America will establish a Loan Account under the Policy and will transfer an amount from the Investment Accounts and the Guaranteed Interest Account to the Loan Account.

The Company will credit interest to amounts in the Loan Account at an effective annual rate of at least 4%. The actual rate credited on loan amounts will be the rate charged on loan amounts less an interest rate differential. See Detailed Information About the Policies; Policy Values- "Policy Loans."

Transfers Are Permitted. A policyowner may make transfers among Investment Accounts and the Guaranteed Interest Account, subject to certain restrictions.

One transfer per Policy Month may be made at no cost to the policyowner; a second transfer in each Policy Month will be permitted at a cost of $35 per transfer. All transfer requests received at the same time are treated as a single transfer request. The minimum amount that may be transferred is the lesser of $500 or the entire account value. The maximum that may be transferred out of the Guaranteed Interest Account in any one Policy Year is the greater of $500 or 15% of the value in the Guaranteed Interest Account as of the previous Policy Anniversary.

Certain restrictions may apply to transfer requests. See Detailed Information About the Policies; Policy Values- "Policy Value."


Using the Policy Value

Borrowing Against the Policy Value. The policyowner may borrow against the Policy Value. In most states the minimum loan amount is $500.

Loan interest will be charged on a fixed basis at an effective annual rate of 5.75%. See Detailed Information About the Policies; Policy Values- "Policy Loans."

A Policyowner May Make a Partial Withdrawal of the Policy Value. After a Policy has been in force for two years the policyowner may make a partial withdrawal of the Policy Value. In most states the minimum withdrawal amount is $500. The policyowner may specify that the withdrawal is to be made from a specific Investment Account or the Guaranteed Interest Account.

A partial withdrawal may result in a reduction in the face amount of the Policy and may also result in the assessment of a portion of the surrender charges to which the Policy is subject. See Detailed Information About the Policies; Policy Values- "Partial Withdrawals and Surrenders" and Charges and Deductions- "Surrender Charges."

The Policy May Be Surrendered for Its Net Cash Surrender Value. The Net Cash Surrender Value is equal to the Policy Value less surrender charges, outstanding monthly deductions due and the value of the Loan Account. Surrender of a Policy during the Surrender Charge Period will usually result in assessment of surrender charges. See Detailed Information About the Policies; Policy Values - "Partial Withdrawals and Surrenders" and Charges and Deductions - "Surrender Charges."

Supplementary Benefits

A policyowner may choose to add certain supplementary benefits to the Policy. These supplementary benefits include an estate preservation rider and a policy split option.

The cost of any supplementary benefits will be deducted from the Policy Value monthly. See Detailed Information About the Policies; Other Provisions - "Supplementary Benefits."

Default

Unless the Death Benefit Guarantee or No Lapse Guarantee is in effect, the Policy will go into default if the Net Cash Surrender Value at the beginning of any Policy Month would go below zero after deducting the monthly charges then due. The Policy will not go into default if the Policy qualifies for the Death Benefit Guarantee or No Lapse Guarantee.
The Company will notify the policyowner in the event the Policy goes into default, and will allow a grace period in which the policyowner may make a premium payment sufficient to bring the Policy out of default. If the required premium is not paid during the grace period the Policy will terminate. See Detailed Information About the Policies; Premium Provisions
- "Policy Default."

Reinstatement

A terminated policy may be reinstated by the policyowner within either the 21-day or five-year period following the date of termination, providing certain conditions are met. See Detailed Information About the Policies; Premium Provisions - "Policy Reinstatement."

Free Look

A Policy may be returned for a refund of premium within the latest of:

 .      10 days after it is received
 .      45 days after the application for the Policy is signed
 .      10 days after Manufacturers Life of America mails or delivers a notice of this right of withdrawal.

If a policyowner requests an increase in face amount which results in new surrender charges, the "free look" provision will also apply to the increase. See Detailed Information About the Policies; Premium Provisions
- "Short-Term Cancellation Right" and "Free Look" Provisions.

Federal Tax Matters

Manufacturers Life of America believes that a Policy issued on a standard risk class basis should meet the definition of a life insurance contract as set forth in Section 7702 of the Internal Revenue Code of 1986. With respect to a Policy issued on a substandard basis, there is less guidance available to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract, particularly if the policyowner pays the full amount of premiums permitted under such a Policy.

Assuming that a Policy qualifies as a life insurance contract for federal income tax payments, a policyowner should not be deemed to be in constructive receipt of Policy Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds. See Miscellaneous Matters - "Federal Income Tax
Considerations" (Tax Status of the Policy).

Under certain circumstances, a Policy may be treated as a "Modified
Endowment Contract." If the Policy is a Modified Endowment Contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of investment in the Policy. In addition, prior to age 59-1/2 any such distributions generally will be subject to a 10% penalty tax. See Miscellaneous Matters - "Federal Income Tax Considerations" (Tax Treatment of Policy Benefits).

If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of investment in the Policy and then a disbursement of taxable income. Moreover, loans will not be treated as distributions. A policyowner considering the use of systematic Policy loans as one element of a comprehensive retirement income plan should consult his or her personal tax adviser regarding the potential tax consequences if such loans were to so reduce Policy Value that the Policy would lapse, in absence of additional payments. The premium payment necessary to avert lapse would increase with the average age of the lives insured. Finally, neither distributions nor loans under a Policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. See Miscellaneous Matters - "Federal Income Tax Considerations" (Distributions from Policies Not Classified as Modified Endowment Contracts).

The United States Congress has in the past considered, is currently considering, and in the future may consider legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, or adopt new interpretations of existing laws, state tax laws or, if the policyowner is not a United States resident, foreign tax laws, may affect the tax consequences to him or her, the lives insured or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have a retroactive effect regardless of the date of enactment. The Company suggests that a tax adviser be consulted.

Estate and Generation-Skipping Taxes

The proceeds of this life insurance policy may be taxable under Estate and Generation-Skipping Taxes. The policyowner should consult his or her tax adviser regarding these taxes.

    General Information About Manufacturers
Life of America, Separate Account Three,
Manulife Series Fund And NASL Series Trust

Manufacturers Life of America and
Manufacturers Life

Manufacturers Life of America, a wholly-owned subsidiary of The Manufacturers Life Insurance Company of Michigan, is a stock life insurance company organized under the laws of Pennsylvania on April 11, 1977 and redomesticated under the laws of Michigan on December 9, 1992. It is a licensed life insurance company in the District of Columbia and all states of the United States except New York. The Manufacturers Life Insurance Company of Michigan is a life insurance company organized in 1983 under the laws of Michigan and is a wholly-owned subsidiary of Manufacturers Life, a mutual life insurance company based in Toronto, Canada. Manufacturers Life and its subsidiaries, together, constitute one of the largest life insurance companies in North America as measured by assets. Manufacturers Life was the first company to introduce survivorship life insurance -- a sophisticated insurance product which revolutionized the estate planning market. With five survivorship products, Manufacturers Life and its subsidiaries offer the broadest second-to-die portfolio in the industry.


Manufacturers Life of America's
Separate Account Three

Manufacturers Life of America established its Separate Account Three on August 22, 1986 as a separate account under Pennsylvania law. Since December 9, 1992 the Separate Account has been operated under Michigan law. The Separate Account holds assets that are segregated from all of Manufacturers Life of America's other assets. The Separate Account is currently used only to support variable life insurance policies.

Manufacturers Life of America is the legal owner of the assets in the Separate Account. The income, gains and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains or losses of Manufacturers Life of America. Manufacturers Life of America will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manufacturers Life of America conducts. However, all obligations under the variable life insurance policies are general corporate obligations of Manufacturers Life of America.

The Separate Account is registered with the Securities and Exchange Commission ("S.E.C.") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the S.E.C. of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manufacturers Life of America.

    Manulife Series Fund and NASL Series Trust

Each sub-account of the Separate Account will purchase shares only of a particular Manulife Fund or NASL Trust. Manulife Series Fund and NASL Series Trust are registered under the 1940 Act as open-end management investment companies. The Separate Account will purchase and redeem shares of Manulife Funds and NASL Trusts at net asset value. Shares will be redeemed to the extent necessary for Manufacturers Life of America to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes consistent with the Policies. Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

Manulife Series Fund and NASL Series Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company and, with respect to Manufacturers Life of America only, shares of the Manulife Series Fund are also issued to its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Manulife Series Fund prospectus and the accompanying NASL Series Trust prospectus.


Manulife Series Fund receives investment management services from Manufacturers Adviser Corporation. Manufacturers Adviser Corporation is a registered investment adviser under the Investment Advisers Act of 1940.

NASL Series Trust receives investment advisory services from NASL Financial Services, Inc. NASL Financial Services, Inc. is a registered investment adviser under the Investment Advisers Act of 1940. NASL Series Trust also
employs subadvisers.     Fidelity Management Trust Company provides
investment subadvisory services to the Equity, Conservative Asset Allocation, Moderate Asset Allocation and Aggressive Asset Allocation Trusts. Goldman Sachs Asset Management provides investment subadvisory services to the Value Equity Trust. Wellington Management Company provides investment subadvisory services to the Growth and Income Trust and Salomon Brothers Asset Management Inc provides investment subadvisory services to the U.S. Government Securities Trust.

Investment Objectives of the Portfolios

The investment objectives of the Portfolios available to policyowners through allocation of Policy Values to corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met.

Manulife Funds

Emerging Growth Equity Fund. The investment objective of the Emerging Growth Equity Fund is to achieve growth of capital by investing primarily in equity securities of companies believed to offer growth potential over both the intermediate and the long term. Current income is not a significant consideration. In selecting investments, emphasis will be placed on securities of progressive companies with aggressive and competent managements. A substantial portion of the Fund's assets may be invested in emerging growth companies, which at the time of the Fund's investment may be paying no dividends to their shareholders.

Common Stock Fund. The investment objective of the Common Stock Fund is to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above-average rate of return. In selecting investments, emphasis will be placed on companies with good financial resources, strong balance sheet, satisfactory rate of return on capital, good industry position, superior management skills, and earnings that tend to grow consistently. The Fund's investments are not limited to any particular type or size of company, but high-quality growth stocks are emphasized.

Real Estate Securities Fund. The investment objective of the Real Estate Securities Fund is to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate-related equity and debt securities. In pursuit of its objective, the Real Estate Securities Fund will invest principally in real estate investment trust equity and debt securities and other securities issued by companies which invest in real estate or interests therein. The Fund may also purchase the common stocks, preferred stocks, convertible securities and bonds of companies operating in industry groups relating to the real estate industry. This would include companies engaged in the development of real estate, building and construction, and other market segments related to real estate. The Fund will not invest directly in real property, nor will it purchase mortgage notes directly. Under normal circumstances, at least 65% of the value of the Fund's total assets will be invested in real estate-related equity and debt securities.

Balanced Assets Fund. The investment objective of the Balanced Assets Fund is to achieve intermediate and long-term growth through capital appreciation and income by investing in both debt and equity securities. The Fund will maintain at all times a balance between debt securities or preferred stocks, on the one hand, and common stocks, on the other. At least 25% of the Fund's assets will be invested in each of the two basic categories.


Capital Growth Bond Fund. The investment objective of the Capital Growth Bond Fund is to achieve growth of capital by investing in medium grade or better debt securities with income as a secondary consideration. The Capital Growth Bond Fund differs from most "bond" funds in that its primary objective is capital appreciation, not income. The Fund will be carefully positioned in relation to the term of debt obligations and the anticipated movement of interest rates.

Money-Market Fund. The investment objective of the Money-Market Fund is to provide maximum current income consistent with capital preservation and liquidity by investing in a portfolio of high-quality money market instruments.

International Fund. The investment objective of the International Fund is to achieve long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of companies domiciled in countries other than the United States and Canada. It invests primarily in the securities markets of western European countries, Australia, the Far East, Mexico and South America. The Fund will, under normal conditions, invest at least 65% of its net assets in common stocks and equity-related securities of established larger-capitalization companies that have attractive long-term prospects for growth of capital.

Pacific Rim Emerging Markets Fund. The investment objective of the Pacific Rim Emerging Markets Fund is to achieve long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of companies domiciled in the countries of the Pacific Rim region. The Fund will, under normal conditions, invest at least 65% of its net assets in common stocks and equity-related securities of established larger-capitalization companies that have attractive long-term prospects for growth of capital.

Equity Index Fund. The investment objective of the Equity Index Fund is to achieve investment results which approximate the total return of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.

A full description of the Manulife Series Fund, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Manulife Series Fund prospectus, which should be read together with this prospectus.


NASL Trusts

Equity Trust. The investment objective of the Equity Trust is to seek growth of capital by investing primarily in common stocks of United States issuers and securities convertible into or carrying the right to buy common stocks.

Value Equity Trust. The investment objective of the Value Equity Trust is to seek long-term growth of capital by investing primarily in common stocks and securities convertible into or carrying the right to buy common stocks.

Growth and Income Trust. The investment objective of the Growth and Income Trust is to seek long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

U.S. Government Securities Trust. The investment objective of the U.S. Government Securities Trust is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

Automatic Asset Allocation Trusts. The investment objective of the Automatic Asset Allocation Trusts is to seek the highest potential return consistent with a specified level of risk tolerance -- conservative, moderate or aggressive -- by investing primarily in debt, equity, and money market securities.

 .     The Aggressive Asset Allocation Trust seeks the highest total return consistent with an aggressive level of risk tolerance. The Trust attempts to limit the decline in portfolio value in very adverse market conditions to 15% over any twelve month period.

 .     The Moderate Asset Allocation Trust seeks the highest total return consistent with a moderate level of risk tolerance. The Trust attempts to limit the decline in portfolio value in very adverse market conditions to 10% over any twelve month period.

 .     The Conservative Asset Allocation Trust seeks the highest total return consistent with a conservative level of risk tolerance.
      The Trust attempts to limit the decline in portfolio value in very adverse market conditions to 5% over any twelve month period.

A full description of the NASL Series Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying NASL Series Trust prospectus, which should be read together with this prospectus.



Detailed Information About the Policies

Premium Provisions

Policy Issue and Initial Premium

To purchase a Policy, an applicant must submit a completed application. Manufacturers Life of America will issue a Policy only if it has a face amount of at least $250,000. A Policy will generally be issued to persons between ages 0 and 90. In certain circumstances the Company may at its sole discretion issue a Policy to persons above age 90. Before issuing a Policy, Manufacturers Life of America will require evidence of insurability satisfactory to it. Each life insured will have a risk class of preferred/non-smoker, preferred/smoker, standard/non-smoker or standard/smoker as determined by underwriting rules. Persons failing to meet standard underwriting requirements may be eligible to purchase a Policy provided an additional rating is assigned. Acceptance of an application is subject to the Company's insurance underwriting rules.

Each Policy is issued with an Effective Date and a Policy Date. The Effective Date is the date we become obligated under this Policy and when we take the first Monthly Deductions, other than for backdated policies (which are described below). It is the later of the date the Company's underwriters approve issuance of the Policy, or the date at least the Initial Premium is received at the Manufacturers of America Service Office. The lives insured may be covered under the terms of a conditional insurance agreement between the Policy Date and the Effective Date.

Under certain circumstances a Policy may be issued with a backdated Policy Date. A Policy will not be backdated more than six months (12 months where required by state regulation) before the date of the application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated.

All premiums received for backdated Policies prior to the Effective Date of a Policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money-Market Fund. As of the effective date, the premiums paid plus interest credited, net of deductions for federal, state and local taxes, and the premium charge, will be allocated among the Investment Accounts and/or the Guaranteed Interest Account in accordance with the policyowner's instructions.

All premiums received on or after the Effective Date of the Policy will be allocated among the Investment Accounts or the Guaranteed Interest Account as of the date the premiums were received at the Manufacturers Life of America Service Office.

The Policy Date is the date used to calculate the insurance age. It is the date from which Policy Months, Policy Years, and Policy Anniversaries are all determined. If the application accepted by the Company is accompanied by a check for at least the Initial Premium, the Policy Date is the date the application and check were received at the Manufacturers Life of America Service Office. If the application accepted by the Company is not accompanied by a check for at least the Initial Premium, the Policy Date is calculated as seven days after issuance of the Policy (which is also the "Issue Date"). Monthly deductions are made as of the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date on a backdated policy, they will be made as of the Effective Date instead of the dates they were due, as described above.

The Initial Premium must be received within 60 days after the Policy Date; however, the Initial Premium may be required within 30 days on Policies with Additional Ratings. If the Initial Premium is not paid or if the application is rejected, the Policy will be cancelled.


Premium Allocation

Net Premiums may be allocated to either the Guaranteed Interest Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Guaranteed Interest Account are made as a percentage of the Net Premium. The percentage allocation to any account may be any whole number between zero and 100, provided the total percentage allocations equal 100. A policyowner may change the way in which Net Premiums are allocated at any time without charge. The change will take effect as of the date a written or telephone request for change, in a format which is satisfactory to the Company, is received at the Manufacturers Life of America Service Office.

Premium Limitations

After the payment of the Initial Premium, premiums may be paid at any time and in any amount during the lifetime of any of the lives insured subject to certain limitations. After the Initial Premium, all premiums must be paid to the Manufacturers Life of America Service Office. Unlike traditional insurance, premiums are not payable at specified intervals or in specified amounts. A Policy will be issued with a Planned Premium which is based on the amount of premium the policyowner wishes to pay. It is recommended that a premium amount that will satisfy the requirements of the No Lapse Guarantee Cumulative Premium Test or the Death Benefit Guarantee Cumulative Premium Test (see Insurance Benefit - "No Lapse Guarantee" and "Death Benefit Guarantee") be paid into the Policy as the Planned Premium. Manufacturers Life of America will send notices to the policyowner setting forth the Planned Premium at the payment interval selected by the policyowner, unless payment is being made pursuant to a pre-authorized payment plan. However, the policyowner is under no obligation to make the indicated payment. See Premium Provisions - "Policy Default."

Manufacturers Life of America will not accept any premium payment which is less than $50, unless the premium is payable pursuant to a pre-authorized payment plan. In that case the Company will accept a payment of as little as $10. Manufacturers Life of America may change these minimums as of 90 days after written notice is sent to the policyowner. The Policies also limit the sum of the premiums that may be paid at any time, in order to preserve the qualification of the Policies as life insurance for federal tax purposes. These limitations are set forth in each Policy. Manufacturers Life of America reserves the right to refuse or refund any premium payments that may cause the Policy to fail to qualify as life insurance under applicable tax law.

Short-Term Cancellation Right and
"Free Look" Provisions

A Policy may be returned for a refund of the premium within 10 days after it is received, within 45 days after the application for the Policy is signed, or within 10 days after Manufacturers Life of America mails or delivers a notice of right of withdrawal, whichever is latest. The Policy can be mailed or delivered to the Manufacturers Life of America agent who sold it or to the Manufacturers Life of America Service Office.
Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, Manufacturers Life of America will refund any premium paid. Manufacturers Life of America reserves the right to delay the refund of any premium paid by check until the check has cleared.



If a policyowner requests an increase in face amount which results in new surrender charges, he or she will have the same rights as described above to cancel the increase. If the increase is cancelled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. A policyowner may request a refund of all or any portion of premiums paid during the free look period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.


Insurance Benefit

The Insurance Benefit

If the Policy is in force at the time of the last surviving life insured's death, Manufacturers Life of America will pay, upon receipt of due proof of death, an insurance benefit based on the death benefit option selected by the policyowner. The amount payable will be the death benefit under the selected option, plus any amounts payable under any supplementary benefits added to the Policy, less the value of the Loan Account at the date of death. The insurance benefit will be paid in one sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, Manufacturers Life of America will pay interest from the date of death to the date of payment. If the last surviving life insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and Manufacturers Life of America will pay only the Net Cash Surrender Value.


No Lapse Guarantee

In those states where it is permitted and if elected by the policyowner, as long as the No Lapse Guarantee Cumulative Premium Test (see below) is satisfied during the No Lapse Guarantee Period, as described below, Manufacturers Life of America will guarantee that the Policy will not go into default (see Other General Policy Provisions- "Policy Default"), even if a combination of Policy loans, adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.

The No Lapse Guarantee Period is the first 10 Policy Years for lives insured with an average issue age up to and including 70. For lives insured with an average issue age of 71 and older, the No Lapse Guarantee Period decreases by one year for each year the average issue age exceeds 70, until the average Issue Age reaches 77. For lives insured with an average Issue Age between 77 and 85, the No Lapse Guarantee Period is three years. The No Lapse Guarantee is not offered to lives insured whose average Issue Age exceeds 85.

While the No Lapse Guarantee is in effect, Manufacturers Life of America will determine at the beginning of each Policy Month whether the No Lapse Guarantee Cumulative Premium Test, described below, has been met. If it has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which the policyowner may make a premium payment sufficient to keep the No Lapse Guarantee in effect. This required payment, as described in the notification to the policyowner, will be equal to the outstanding premium requirement as of the date the No Lapse Guarantee was not satisfied plus the Monthly No Lapse Guarantee Premium due for the next two Policy Months. If the required payment is not received by the end of the grace period, or if a death benefit option change occurs, the No Lapse Guarantee will terminate, and the Policy may go into default. A death benefit option change will also terminate the No Lapse Guarantee if it is in effect at the time of the change. The No Lapse Guarantee cannot be reinstated after it has been terminated. See Other General Policy Provisions- "Policy Default," and Insurance Benefit "Death Benefit Option Changes."

No Lapse Guarantee Cumulative Premium Test

The No Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month, the sum of all premiums paid to date less any partial withdrawals and less any Policy Debt is at least equal to the sum of the Monthly No Lapse Guarantee Premiums due since the Policy Date, as follows:

The Policy will satisfy the No Lapse Guarantee Cumulative Premium Test if
(a) is greater than or equal to (b), where:

(a) is the sum of all premiums paid, less any partial withdrawals and less any Policy Debt;

       and

(b) is the sum of the Monthly No Lapse Guarantee Premiums due since the Policy Date.

The Monthly No Lapse Guarantee Premium is one-twelfth of the No Lapse Guarantee Premium.

The No Lapse Guarantee Premium is equal to the Target Premium and any Additional Rating, if applicable. The No Lapse Guarantee Premium is set forth in the Policy. It is subject to change if the face amount of the Policy is changed (see Insurance Benefit- "Face Amount Changes"); or if there is any change in the supplementary benefits added to the Policy or in the risk class of any life insured.


Death Benefit Guarantee

Where permitted by state law and elected by the policyowner, if the Death Benefit Guarantee Cumulative Premium Test (see below) is satisfied any time before the Death Benefit Guarantee terminates, Manufacturers Life of America will guarantee that the Policy will not go into default (See Other General Policy Provisions - "Policy Default") even if a combination of Policy loans, adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.

If after the tenth Policy Year the Death Benefit Guarantee Cumulative Premium Test is not satisfied but the Fund Value Test (see below) is satisfied, Manufacturers Life of America will keep the Death Benefit Guarantee in effect.

This Death Benefit Guarantee will expire at the end of a Policy Year specified in the Policy, currently (i) the year in which the youngest life insured reaches or would have reached Attained Age 100 if death benefit Option 1 is maintained throughout the life of the Policy and (ii) the year in which the youngest life insured reaches or would have reached Attained Age 85 if death benefit Option 2 is selected at any time. While the Death Benefit Guarantee is in effect, Manufacturers Life of America will determine at the beginning of each Policy Month whether the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test has been satisfied. If neither has been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which the policyowner may make a premium payment sufficient to keep the Death Benefit Guarantee in effect. The required payment stated in the notice to the policyowner will be equal to the outstanding premium required to meet the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test at the date neither test was satisfied, plus the Monthly Minimum Death Benefit Guarantee Premium due for the next two Policy Months. If the required payment is not received by the end of the grace period, the Death Benefit Guarantee will terminate, and the Policy may go into default. Once the Death Benefit Guarantee is terminated, it cannot be reinstated.

Death Benefit Guarantee Cumulative Premium Test

The Death Benefit Guarantee Cumulative Premium Test will be satisfied if
(a) is greater than or equal to (b), where:

(a) is the sum of all premiums paid, less any partial withdrawals and less any Policy Debt;

       and

(b) is the sum of the Monthly Death Benefit Guarantee Premiums due since the Policy Date.

The Death Benefit Guarantee Premium is set forth in the Policy. It is subject to change if the face amount of the Policy or the death benefit option is changed (see Insurance Benefit- "Death Benefit Option Changes" and "Face Amount Changes") or if there is any change in the supplementary benefits added to the Policy or in the risk class of any life insured.


Fund Value Test. The Fund Value Test is applicable after the end of the tenth year of the Policy. The Fund Value Test is satisfied, if at the beginning of the Policy Month, the Net Policy Value is greater than or equal to the Gross Single Premium.

Death Benefit Options

The Policy permits the policyowner to select one of two death benefit options - Option 1 and Option 2. Under Option 1 the death benefit is the face amount of the Policy or, if greater, the Policy Value multiplied by the applicable percentage in the table set forth below. Under Option 2 the death benefit is the face amount of the Policy plus the Policy Value or, if greater, the Policy Value multiplied by the applicable percentage in the following table.

Age in the table below refers to the Age of the youngest life insured or the Age such person would have reached.


                                                          Corridor
       Age                                               Percentage
       ___                                               __________

       40 & below                                            250%
       41                                                    243
       42                                                    236
       43                                                    229
       44                                                    222
       45                                                    215
       46                                                    209
       47                                                    203
       48                                                    197
       49                                                    191
       50                                                    185
       51                                                    178
       52                                                    171
       53                                                    164
       54                                                    157
       55                                                    150
       56                                                    146
       57                                                    142
       58                                                    138
       59                                                    134
       60                                                    130
       61                                                    128
       62                                                    126
       63                                                    124
       64                                                    122
       65                                                    120
       66                                                    119
       67                                                    118
       68                                                    117
       69                                                    116
       70                                                    115
       71                                                    113
       72                                                    111
       73                                                    109
       74                                                    107
       75-90                                                 105
       91                                                    104
       92                                                    103
       93                                                    102
       94                                                    101
       95 & above                                            100

Regardless of which death benefit option is in effect, the relationship of Policy Value to death benefit will change whenever the "corridor percentages" are used to determine the amount of the death benefit. This will occur whenever multiplying the Policy Value by the applicable percentage set forth in the above table results in a greater death benefit than would otherwise apply under the selected option. For example, assume the youngest life insured under a Policy with a face amount of $400,000 is currently Age 40. If Option 1 is in effect, the corridor percentage will produce a greater death benefit whenever the Policy Value exceeds $160,000 (250% x $160,000 = $400,000). If the Policy Value is less than $160,000, an incremental change in Policy Value will have no effect on the death benefit. If the Policy Value is greater than $160,000, an incremental change in Policy Value will result in a change in the death benefit by a factor of 2.5. Thus, if the Policy Value were to increase to $160,010, the death benefit would be increased to $400,025 (250% x $160,010 = $400,025).

If Option 2 were in effect in the above example, the corridor percentage would produce a greater death benefit whenever the Policy Value exceeded $266,667 (250% x $266,667 = $666,667). At that point the death benefit produced by multiplying the Policy Value by 250% would result in a greater amount than adding the Policy Value to the face amount of the Policy. If the Policy Value is less than $266,667, an incremental change in Policy Value will have a dollar-for-dollar effect on the death benefit. If the Policy Value is greater than $266,667, an incremental change in Policy Value will result in a change in the death benefit by a factor of 2.5 in the same manner as would be the case under Option 1 when the corridor percentage determined the death benefit.

Death Benefit Option Changes

The death benefit option is selected initially by the policyowner in the application. After the Policy has been in force for two years the death benefit option may be changed effective as of the next Policy Anniversary following a request. Written requests for a change must be received by Manufacturers Life of America at least 30 days prior to a Policy Anniversary in order to become effective on that date. The Company reserves the right to limit a request for change if the change would cause the Policy to fail to qualify as life insurance for tax purposes.

A change in death benefit option will result in a change in the Policy's face amount in order for the amount of the death benefit to remain exactly the same immediately after the change.

If the change in death benefit is from Option 1 to Option 2, the new face amount will be equal to the face amount prior to the change minus the Policy Value on the Effective Date of the change. Thereafter, the death benefit will vary with changes in the Policy Value. A change to Option 2 will not be allowed if it would cause the face amount of the Policy to go below the minimum face amount of $250,000.

If the change in death benefit is from Option 2 to Option 1, the new face amount will be equal to the face amount prior to the change plus the Policy Value on the Effective Date of the change. The increase in face amount resulting from a change to Option 1 will not affect the amount of surrender charges to which a Policy may be subject.

A policyowner may elect at issue the ability to switch from Option 2 to Option 1 within six months of a date certain. No evidence of insurability will be required if the policyowner exercises his or her ability to switch within six months of the chosen date. In the absence of such an election, a change from Option 2 to Option 1 will be subject to satisfactory evidence of insurability. If satisfactory evidence of insurability is not provided, the policyowner may still switch from Option 2 to Option 1; however, the face amount of the Policy will remain at its previous level, thus reducing the death benefit.

A death benefit option change will terminate the No Lapse Guarantee, if it is in effect at the time of the death benefit option change. See Insurance Benefit - "No Lapse Guarantee." A change from Option 1 to Option 2 will also shorten the Death Benefit Guarantee Period to the year in which the lives insured reach average Attained Age 85.

Policyowners who wish to have level insurance coverage should generally select Option 1. Under Option 1 increases in Policy Value usually will reduce the net amount of risk under a Policy which will reduce cost of insurance charges. This means that favorable investment performance should result in a faster increase in Policy Value than would occur under an identical Policy with Option 2 in effect. However, the larger Policy Value which may result under Option 1 will not affect the amount of the death benefit unless the corridor percentages are used to determine the death benefit.

Policyowners who want to have the Policy Value reflected in the death benefit so that any increases in Policy Value will increase the death benefit should generally select Option 2. Under Option 2 the net amount at risk will remain level unless the corridor percentages are used to determine death benefit, in which case increases in Policy Value will increase the net amount at risk.

Face Amount Changes

Subject to certain limitations, a policyowner may, upon written request, increase or decrease the face amount of the Policy. A change in face amount may affect the Death Benefit Guarantee Premium and the No Lapse Guarantee Premium, the Guideline Single Premium, Guideline Level Premium, the monthly deductions and surrender charges (see "Charges and Deductions"). Currently, each face amount increase or decrease (other than a decrease resulting from a partial withdrawal or an increase or decrease for a corporate-owned Policy), must be at least $100,000. Manufacturers Life of America reserves the right to modify this minimum requirement as of 90 days after written notice is sent to the policyowner. The Company also reserves the right to limit a change in face amount to the extent necessary to prevent the Policy from failing to qualify as life insurance for tax purposes.

Increases. Increases in face amount are subject to satisfactory evidence of insurability. Increases may be made only once per Policy Year and only after the second Policy Anniversary, except for corporate-owned Policies, in which case increases may be made in any Policy Year, with no minimum amount requirement. An increase will become effective at the beginning of the next Policy Month following the date Manufacturers Life of America approves the requested increase. The Company reserves the right to refuse a requested increase if the Attained Age of any of the lives insured still living at the effective date of the increase would be greater than the maximum issue age for new Policies at that time. In addition, subject to certain conditions as set forth in the Policy, the policyowner may be entitled to increase the face amount of the Policy by a certain amount without further evidence of insurability if there is an increase in federal estate taxes within three years of the Policy Date. The policyowner is entitled to this benefit if both insureds are standard risks and under age 75 at time of issue. If the policyowner is considered a substandard risk in accordance with Manufacturers Life of America's normal underwriting practices, the benefit may not be available.

An increase in face amount will usually result in the Policy's being subject to new surrender charges. The new surrender charges will be computed as if a new Policy were being purchased for the increase in face amount. For purposes of determining the new deferred sales charge, a portion of the Policy Value at the time of the increase, and a portion of the premiums paid on or subsequent to the increase, will be deemed to be premiums attributable to the increase. See Charges and Deductions- "Surrender Charges." Any increase in face amount, following a prior decrease in face amount to a level less than the highest face amount previously in effect will have no effect on the surrender charges to which the Policy is subject. This is because surrender charges, if applicable, will have been assessed in connection with the prior decrease in face amount. The insurance coverage eliminated by the decrease of the oldest face amount will be deemed to be restored first. As with the purchase of a Policy, a policyowner will have free look and sales charge limitation rights with respect to any increase resulting in new surrender charges.

An additional premium may be required for a face amount increase, and new Death Benefit Guarantee Premiums, No Lapse Guarantee Premiums, Guideline Annual Premium, and Target Premium will be determined.

Decreases. A decrease in the face amount may be requested only once per Policy Year and only after the Policy has been in force for two years, except for corporate-owned Policies, in which case decreases may be made in any Policy Year, with no minimum amount requirement. In addition, during the two-year period following an increase in face amount, the policyowner may elect at any time to cancel the increase and have the deferred sales charge for the increase reduced by applicable limitations on sales charges attributable to the increase. A decrease in face amount will become effective at the beginning of the next Policy Month following the receipt of a properly executed request. A decrease will not be allowed if it would cause the face amount to go below the minimum face amount of $250,000.

A decrease in face amount during the Surrender Charge Period will usually result in surrender charges being deducted from the Policy Value. See Charges and Deductions- "Surrender Charges." For purposes of determining surrender and cost of insurance charges, a decrease will reduce face amount in the following order: (a) the face amount provided by the most recent increase, then (b) the face amounts provided by the next most recent increases successively, and finally (c) the initial face amount.


Policy Values

Policy Value

A Policy has a Policy Value, a portion of which is available to the policyowner by making a Policy loan or partial withdrawal or upon surrender of the Policy. See "Policy Loans" and "Partial Withdrawals and Surrenders" below. The Policy Value may also affect the amount of the death benefit. See Insurance Benefit - "Death Benefit Options." The Policy Value at any time is equal to the sum of the Values in the Investment Accounts, the Guaranteed Interest Account and the Loan Account. The following discussion relates only to the Investment Accounts. Policy loans are discussed under "Policy Loans" and the Guaranteed Interest Account is discussed under "The General Account." The portion of the Policy Value based on the Investment Accounts is not guaranteed and will vary each Business Day with the investment performance of the underlying Portfolios.

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are redeemed whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or redeemed for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit as of the end of the Business Day on which the transaction occurs. The number of units credited or redeemed will be based on the applicable unit values as of the Business Day on which the premium or transaction request is received at the Manufacturers Life of America Service Office.

Units are valued as of the end of each Business Day. When an order involving the crediting or redemption of units is received at the Manufacturers Life of America Service Office after the end of a Business Day or on a day which is not a Business Day, the order will be processed on the basis of unit values determined as of the next Business Day.
Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made as of the next Business Day.

The value of a unit of each sub-account was initially fixed at $10. For each subsequent Business Day the unit value is determined by multiplying the unit value for the preceding Business Day by the "net investment factor" for the particular sub-account for such subsequent Business Day. The net investment factor for a sub-account for any Business Day is equal to (a) divided by (b), where:

   (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any Policy transactions are made for that day;

    (b) is the net asset value of the underlying Fund shares held by that sub-account as of the end of the immediately preceding Business Day after all Policy transactions have been made for that day.

Manufacturers Life of America reserves the right to adjust the above formula for any taxes determined by it to be attributable to the operations of the sub-account.

Transfers of Policy Value

A policyowner may transfer amounts from one or more Investment Accounts or the Company's general account to other Investment Accounts and/or the Company's general account. A policyowner is permitted to make one transfer each Policy Month free of charge. One additional transfer in each Policy Month may be made at a cost of $35. This charge will be allocated among the Investment Accounts and the Guaranteed Interest Account in the same proportion as the amount transferred from each bears to the total amount transferred. For this purpose all transfer requests received by Manufacturers Life of America on the same Business Day are treated as a single transfer.

The minimum amount that may be transferred from an account, except for Asset Allocation Balancer transfers, is the lesser of $500 or the entire account value. The maximum amount that may be transferred from the Guaranteed Interest Account in any one Policy Year is the greater of $500 or 15% of the Guaranteed Interest Account value as of the previous Policy Anniversary.

Any transfer which involves a transfer out of the Guaranteed Interest Account may not involve a transfer to the Investment Account for the Money-Market Fund. Transfer request formats must be satisfactory to Manufacturers Life of America and in writing or by telephone, if a currently valid telephone transfer authorization form is on file.

Although failure to follow reasonable procedures may result in Manufacturers Life of America's liability for any losses arising from unauthorized or fraudulent telephone transfers, Manufacturers Life of America will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Manufacturers Life of America will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming a valid telephone authorization form is on file, tape recording all telephone transactions and providing written confirmation thereof.

The policyowner may effectively convert his or her Policy to a fixed benefit Policy by transferring the Policy Value in all of the Investment Accounts to the Guaranteed Interest Account and by changing his or her allocation of net premiums entirely to the Guaranteed Interest Account. As long as the entire Policy Value is allocated to the Guaranteed Interest Account and remains in the Guaranteed Interest Account, the Policy Value, other values based thereon and the death benefit will be determinable and guaranteed. That is, future values and minimum levels of benefits can be computed using guaranteed charges, guaranteed interest rate and the guaranteed Mortality Table for a given death benefit option, Face Amount of insurance and premium payment. Actual values will never be less than the minimum guaranteed values provided the entire Policy Value remains in the Guaranteed Interest Account.

The Investment Account values to be transferred to the Guaranteed Interest Account will be determined as of the Business Day on which Manufacturers Life of America receives the request for conversion. There will be no change in the Issue Age, risk class of the Lives Insured or face amount as a result of the conversion. A transfer of any or all of the Policy Value to the Guaranteed Interest Account can be made at any time, even if a prior transfer has been made during the Policy Month. After the conversion has been effected, the policyholder may again transfer all or part of the Policy Value back into the Investment Accounts and/or allocate net premiums to the Investment Accounts. The Policy will then cease to be considered a fixed-benefit Policy. Transfers from the Guaranteed Interest Account will be subject to the limitations stated above.

Limitations. To the extent that total surrenders, partial withdrawals and transfers out of a sub-account exceed total net premium allocations and transfers into that sub-account, portfolio securities of the underlying Portfolio may have to be sold. Excessive sales of the investment portfolio securities in such a situation could be detrimental to that Portfolio and to policyowners with Policy Values allocated to sub-accounts investing in that Portfolio. To protect the interests of all policyowners, the Policy's transfer privilege is limited as described below.

So long as effecting net transfers out of a sub-account as of a particular Business Day would not reduce the number of shares of the underlying Portfolio outstanding at the close of the prior Business Day by more than 5%, all such transfers will be effected. However, net transfers out of a sub-account greater than 5% would be permitted only if, and to the extent that, in the judgment of Manufacturers Adviser Corporation, they would not result in detriment to the underlying Portfolio or to the interests of policyowners or others with assets allocated to that Portfolio. If and when transfers must be limited to avoid such detriment, some requests will not be effected. In determining which requests will be effected, transfers pursuant to the Dollar Cost Averaging program will be effected first, followed by Asset Allocation Balancer transfers, written requests next and telephone requests last. Within each such group, requests will be processed in the order received, to the extent possible. Policyowners whose transfer requests are not effected will be so notified. Current S.E.C. rules preclude the Company from processing at a later date those requests that were not effected. Accordingly, a new transfer request would have to be submitted in order to effect a transfer that was not effected because of the limitations described in this paragraph. Manufacturers Life of America may be permitted to limit transfers in certain other circumstances. See Other Provisions- "Payment of Proceeds."

Dollar Cost Averaging. Manufacturers Life of America will offer policyowners a Dollar Cost Averaging program. Under the Dollar Cost Averaging program the policyowner will designate an amount which will be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Guaranteed Interest Account. Each transfer under the Dollar Cost Averaging program must be of a minimum amount as set by Manufacturers Life of America. Once set, this minimum may be changed at any time at the discretion of Manufacturers Life of America. Currently, no charge will be made for this program if the Policy Value exceeds $15,000 on the date of transfer. Otherwise, there will be a charge of $5 for each transfer under this program. The charge will be deducted from the value of the Investment Account out of which the transfer occurs. If insufficient funds exist to effect a Dollar Cost Averaging transfer, including the charge, if applicable, the transfer will not be effected and the policyowner will be so notified.

Manufacturers Life of America reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

Asset Allocation Balancer Transfers. Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. On the Policy Anniversary, and at six-month intervals thereafter, Manufacturers Life of America will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. Currently, the charge for this program is $15 per transfer or series of transfers occurring on the same transfer date. This charge will be deducted from all accounts affected by the Asset Allocation Balancer transfer in the same proportion as the value in each account bears to the Policy Value immediately after the transfer.

Manufacturers Life of America reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

Policy Loans

While the Policy is in force and has a loan value the policyowner may borrow against the Policy Value of his or her Policy. The Policy serves as the only security for the loan. In most states the minimum amount of any loan is $500. The maximum loan amount is the amount which would cause the Modified Policy Debt, as described below, to equal the loan value of the Policy as of the date of the loan. The loan value is the Policy's Cash Surrender Value less the monthly deductions due to the next Policy Anniversary. The Modified Policy Debt as of any date is the Policy Debt (the aggregate amount of policy loans, including borrowed interest, less any loan repayments) plus the amount of interest to be charged to the next Policy Anniversary, all discounted from the next Policy Anniversary to such date at an annual rate of 4%. When a loan has been taken out, or when loan interest charges are borrowed, an amount equal to the Modified Policy Debt is transferred to the Loan Account to ensure that a sufficient amount will be available to pay interest on the Policy Debt at the next Policy Anniversary.


For example, assume a Policy with a loan value of $5,000, no outstanding Policy loans and a loan interest rate of 5.75%. The maximum amount that can be borrowed is an amount that will cause the Modified Policy Debt to equal $5,000. If the loan is made on a Policy Anniversary, the maximum loan will be $4,917. This amount at 5.75% interest will equal $5,200 one year later; $5,200 discounted to the date of the loan at 4% (the Modified Policy Debt) equals $5,000. Because the minimum rate of interest credited to the Loan Account is 4%, $5,000 must be transferred to the Loan Account to ensure that $5,200 will be available as of the next Policy Anniversary to cover the interest accrued on the Policy Debt. The current credited Interest Rate to the Loan Account is 4.5%.

When a loan is made, Manufacturers Life of America will deduct from the Investment Accounts or the Guaranteed Interest Account, and transfer to the Loan Account, an amount which will result in the Loan Account value's being equal to the Modified Policy Debt. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Guaranteed Interest Account bears to the Net Policy Value.

A Policy loan may result in a Policy's failing to satisfy the Death Benefit Guarantee Cumulative Premium Test and/or the No Lapse Guarantee Cumulative Premium Test, since the Policy Debt is subtracted from the sum of the premiums paid in determining whether these tests are satisfied. As a result, the Death Benefit Guarantee and/or No Lapse Guarantee may terminate. See Insurance Benefit - "Death Benefit Guarantee," "No Lapse Guarantee," and Other General Policy Provisions - "Policy Default." Moreover, if the Death Benefit Guarantee or No Lapse Guarantee is not in force, a Policy loan may cause a Policy to be more susceptible to going into default, since a Policy loan will be reflected in the Net Cash Surrender Value. See Other General Policy Provisions - "Policy Default." A Policy loan will also affect future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Funds selected by the policyowner or increasing in value at the rate of interest credited for amounts allocated to the Guaranteed Interest Account. Policy loans may have tax consequences. A policyowner considering the use of systematic Policy loans as one element of a comprehensive retirement income plan should consult his or her personal tax adviser regarding the potential tax consequences if such loans were to so reduce Policy Value that the Policy would lapse, absent additional payments. The premium payment necessary to avert lapse would increase with the age of the insured. See Miscellaneous Matters - "Federal Income Tax Considerations" (Tax Treatment of Policy Benefits). Finally, a Policy loan will affect the amount payable on the death of the last surviving life insured, since the death benefit is reduced by the value of the Loan Account at the date of death in arriving at the insurance benefit.

Interest Charged on Policy Loans. Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be fixed at an effective annual rate of 5.75%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

Interest Credited to the Loan Account. Manufacturers Life of America will credit interest to any amount in the Loan Account at an effective annual rate of at least 4%. The actual rate credited is the rate of interest charged on the Policy loan less an interest rate differential, currently 1.25%.

Loan Account Adjustments. When a loan is first taken out, and at specified events thereafter, the value of the Loan Account is adjusted. Whenever the Loan Account is adjusted, the difference between (i) the Loan Account before any adjustment and (ii) the Modified Policy Debt at the time of adjustment, is transferred between the Loan Account and the Investment Accounts or the Guaranteed Interest Account. The amount transferred to or from the Loan Account will be such that the value of the Loan Account is equal to the Modified Policy Debt after the adjustment.

The specified events which cause an adjustment to the Loan Account are (i) a Policy Anniversary, (ii) a partial or full loan repayment, (iii) a new loan being taken out, or (iv) when an amount is needed to meet a monthly deduction. A loan repayment may be implicit in that Policy Debt is effectively repaid upon termination (i.e., upon death of the last surviving life insured, surrender or lapse of the policy). In each of these instances, the Loan Account will be adjusted so that any excess of the Loan Account over the Modified Policy Debt after the repayment will be included in the termination proceeds.

Except as noted below in the Loan Repayments section, amounts transferred from the Loan Account will be allocated to the Investment Accounts and the Guaranteed Interest Account in the same proportion as the value in the corresponding "loan sub-account" bears to the value of the Loan Account. A "loan sub-account" exists for each Investment Account and for the Guaranteed Interest Account. Amounts transferred to the Loan Account are allocated to the appropriate loan sub-account to reflect the account from which the transfer was made.

Loan Account Illustration. (Dollar amounts in this illustration have been rounded to the nearest dollar).

The operation of the Loan Account may be illustrated by consideration of a Policy with a loan value of $5,000, a loan interest rate of 5.75%, and a maximum loan amount on a Policy Anniversary of $4,917. If a loan in the maximum amount of $4,917 is made, an amount equal to the Modified Policy Debt, $5,000, is transferred to the Loan Account. At the next Policy Anniversary the value of the Loan Account will have increased to $5,225 ($5,000 x 1.045), reflecting interest credited at an effective annual rate of 4.5%. At that time the loan will have accrued interest charges of $283 ($4,917 x .0575) bringing the Policy Debt to $5,200.

If the accrued interest charges are paid on the Policy Anniversary, the Policy Debt will continue to be $4,917, and the Modified Policy Debt, reflecting interest for the next Policy Year and discounting the Policy Debt and such interest at 4%, will be $5,000. An amount will be transferred from the Loan Account to the Guaranteed Interest Account or the Investment Accounts so that the Loan Account value will equal the Modified Policy Debt. Since the Loan Account value was $5,225, a transfer of $225 will be required ($5,225 - $5,000).

If, however, the accrued interest charges of $283 are borrowed, an amount will be transferred from the Investment Accounts and the Guaranteed Interest Account so that the Loan Account value will equal the Modified Policy Debt recomputed at the Policy Anniversary. The new Modified Policy Debt is the Policy Debt, $5,200, plus loan interest to be charged to the next Policy Anniversary, $299 ($5,200 x .0575), discounted at 4%, which results in a figure of $5,288. Since the value of the Loan Account was $5,225, a transfer of $63 will be required. This amount is equivalent to the 1.25% interest rate differential on the $5,000 transferred to the Loan Account on the previous Policy Anniversary.

Loan Repayments. Policy Debt may be repaid in whole or in part at any time prior to the death of the last surviving life insured provided the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and a transfer is made to the Guaranteed Interest Account or the Investment Accounts so that the Loan Account at that time equals the Modified Policy Debt. Loan repayments will first be allocated to the Guaranteed Interest Account until the associated loan sub-account is reduced to zero. Loan repayments will then be allocated to each Investment Account in the same proportion as the value in the corresponding loan sub-account bears to the value of the Loan Account. Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums.

Partial Withdrawals and Surrenders

After a Policy has been in force for two Policy Years, the policyowner may make a partial withdrawal of the Net Cash Surrender Value. In most states the minimum amount that may be withdrawn is $500. The policyowner should specify the portion of the withdrawal to be taken from each Investment Account and the Guaranteed Interest Account. In the absence of instructions the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. No more than one partial withdrawal may be made in any one Policy Month.

A partial withdrawal made during the Surrender Charge Period will usually result in the assessment of a portion of the surrender charges to which the Policy is subject (see Charges and Deductions - "Surrender Charges") if the withdrawal is in excess of the Withdrawal Tier Amount. The Withdrawal Tier Amount is equal to 10% of the Net Cash Surrender Value determined as of the previous Policy Anniversary. The portion of a partial withdrawal that is considered to be in excess of the Withdrawal Tier Amount includes all previous partial withdrawals that have occurred in the current Policy Year. If the Option 1 death benefit is in effect under a Policy from which a partial withdrawal is made, the face amount of the Policy will be reduced by the amount of the partial withdrawal and any surrender charges. If the death benefit is equal to the face amount at the time of withdrawal, the face amount will be reduced by the amount of the withdrawal plus the portion of the surrender charges assessed. If the death benefit is based upon the Policy Value times the corridor percentage set forth under Insurance Benefit - "Death Benefit Options" above, the face amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the surrender charges assessed exceeds the difference between the death benefit and the face amount. Reductions in face amount resulting from partial withdrawals will not incur any surrender charges above the surrender charges applicable to the withdrawal. When the face amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in face amount, i.e. against the face amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial face amount. If there has been a prior increase in face amount, then the face amount will be decreased in the same order as if the policyowner had requested the decrease. See Charges and Deductions - "Surrender Charges" (Charges on Partial Withdrawals).

A Policy may be surrendered for its Net Cash Surrender Value at any time while at least one of the lives insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the value of the Policy Debt. The Net Cash Surrender Value will be determined as of the end of the Business Day on which Manufacturers Life of America receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate. Surrender of a Policy during the Surrender Charge Period will usually result in the assessment by Manufacturers Life of America of surrender charges. See Charges and Deductions - "Surrender Charges."

Charges and Deductions

Charges under the Policy are assessed as (i) deductions from premiums, (ii) surrender charges upon surrender, partial withdrawals, decreases in face amount or lapse, (iii) monthly deductions, and (iv) other charges. These charges are described below.

Deductions from Premiums

Manufacturers Life of America deducts a charge of 2.35% of each premium payment for state and local taxes. State and local taxes differ from state to state. The 2.35% rate is expected to be sufficient, on average, to pay state and local taxes where required.

Manufacturers Life of America also deducts a charge of 1.25% of each premium payment for federal taxes related to premium payments, an amount which is also expected to be sufficient to pay federal taxes.

Currently, it is the Company's intent to cease these deductions at the end of the tenth Policy Year. However, Manufacturers Life of America may continue these deductions beyond the tenth Policy Year. In addition, if any other taxes are incurred, it may make a charge for those taxes in addition to the deductions for federal, state or local taxes currently being made from premium payments. Manufacturers Life of America also deducts a sales charge of 5.5% of the premiums paid in each Policy Year, up to a maximum of the Target Premium in the then current Policy Year. This deduction is guaranteed to cease at the end of the tenth Policy Year, or 10 years after a face increase.

Surrender Charges

Manufacturers Life of America will assess surrender charges upon surrender, a partial withdrawal of Policy Value in excess of the Withdrawal Tier Amount, a requested decrease in face amount, or lapse. The charges will be assessed if any of the above transactions occurs within the Surrender Charge Period unless the charges have been previously deducted. There are two surrender charges - a deferred underwriting charge and a deferred sales charge. The charges will never exceed the allowable maximums under standard non-forfeiture law.

Deferred Underwriting Charge. The deferred underwriting charge is $4 for each $1,000 of face amount of life insurance coverage initially purchased or added by increase. The charge applies only to the first $1,000,000 of face amount initially purchased or the first $1,000,000 of each subsequent increase in face amount. Thus, the charge made in connection with any one underwriting will not exceed $4,000.

The deferred underwriting charge is designed to cover the administrative expenses associated with underwriting and Policy issue, including the costs of processing applications, conducting medical examinations, determining each life insured's risk class and establishing Policy records. Manufacturers Life of America does not expect to recover from the deferred underwriting charge any amount in excess of its expenses associated with underwriting and Policy issue, including the costs of processing applications, conducting medical examinations, determining the risk classes of the lives insured and establishing Policy records.

Deferred Sales Charge

The maximum deferred sales charge is equal to the premiums paid in the first Policy Year up to a maximum of the Target Premium, multiplied by the percentages shown in Table 1 below.

This charge compensates the Company for some of the expenses of selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature. The deferred sales charge deducted in any Policy Year is not specifically related to sales expenses incurred in that year. Instead, the Company expects that the major portion of the sales expenses attributable to a Policy will be incurred during the first Policy Year, although the deferred sales charge might be deducted up to fifteen years later. Manufacturers Life of America anticipates that the aggregate amounts received under the Policies for sales charges will be insufficient to cover aggregate sales expenses. To the extent that sales expenses exceed sales charges, Manufacturers Life of America will pay the excess from its other assets or surplus, including amounts derived from the mortality and expense risks charge described below. Manufacturers Life of America may forego deducting a portion of the deferred sales charge if the Policy is surrendered for its Net Cash Surrender Value at any time during the first two years following issuance or following an increase in face amount or if the increase is cancelled during the two-year period following any increase. See Surrender Charges - "Sales Charge Limitation" below.

The Target Premium for the initial face amount is specified in the Policy. A Target Premium will be computed for each increase in face amount above the highest face amount of coverage previously in effect, except for an increase in face amount which results from a change in the death benefit option, and the policyowner will be advised of each new Target Premium. Target Premiums depend upon the face amount of insurance provided at issue or by an increase, except those increases attributable to a death benefit option change, and the issue age and sex (unless unisex rates are required by law) of each life insured.

Except for surrenders to which the sales charge limitation provisions described below apply, the maximum deferred sales charge will be in effect for at least the first six years of the Surrender Charge Period for lives insured with either an Average Issue Age (or an Average Attained Age at time of face increase) of 0-75. For Average Ages higher than 75, the portion of the deferred sales charge that remains in effect will grade down at a rate that also varies according to Table 1 as described below.

In order to determine the deferred sales charge applicable to a face amount increase, Manufacturers Life of America will treat a portion of the Policy Value on the date of increase as a premium attributable to the increase.
In addition, a portion of each premium paid on or subsequent to the increase will be attributed to the increase. In each case, the portion attributable to the increase will be the ratio of the "Guideline Annual Premium" for the increase to the sum of the guideline annual premiums for the initial face amount and all increases including the requested increase.

A "Guideline Annual Premium" is a hypothetical amount based on S.E.C. rules that is used to measure the maximum amount of the deferred sales charge that may be imposed upon surrender, partial withdrawal, a decrease in face amount or lapse during the first two years after issuance or after an increase in face amount.

       Table 1: The Deferred Underwriting Charge and the Surrender Charge
              Grading Percentages During the Surrender Charge Period
        (Applicable to the Initial Face Amount and Subsequent Increases)


     Surrender Charge       Average Age and Percentage of Charges** <F4>
          Period* <F3>                  Average Age:
     -----------------     ---------------------------------------
                         0-75        76         77       78      79       80+
                          ____      ____       ____     ____    ____      ____
            12            100%      100%       100%     100%    100%      100%
            24            100%      100%       100%     100%    100%       90%
            36            100%      100%       100%     100%     90%       80%
            48            100%      100%       100%      90%     80%       70%
            60            100%      100%        90%      80%     70%       60%
            72            100%       90%        80%      70%     60%       50%
            84             90%       80%        70%      60%     50%       40%
            96             80%       70%        60%      50%     40%       30%
           108             70%       60%        50%      40%     30%       20%
           120             60%       50%        40%      30%     20%       10%
           132             50%       40%        30%      20%     10%        0%
           144             40%       30%        20%      10%      0%
           156             30%       20%        10%       0%
           168             20%       10%         0%
           180              0%        0%

* <F3> Periods shown are after end of Policy Month. Policy Months not shown may be calculated by linear extrapolation.</F3>

**<F4> Average Age refers to the average Issue Age of the lives insured when the Policy is first issued, or their average Attained Age at the time of a subsequent face amount increase.</F4>

The following example illustrates how deferred underwriting and sales charges are calculated using data from Table 1 above.

Assume a 42-year-old male and a 42-year-old female (standard risks), whose Policy was issued at an average Issue Age 35 and who have paid $9,000 in premiums in equal installments under a Policy with a Target Premium of $505 and a face amount of $250,000, surrender their Policy during the last month of the seventh Policy Year.

A deferred underwriting charge of $900 would be assessed. The maximum deferred underwriting charge of $1,000 ($4 per $1,000 of face amount x 250) would be multiplied by the 90% listed in Table 1 as applicable to surrenders during the last month of the seventh Policy Year
(90% x ($4 x 250) = $900).

A deferred sales charge of $454.50 would be assessed. The deferred sales charge is equal to the lower of premiums paid in the first Policy Year (or first year after a face increase), in our example $9,000/7 = $1,285.71, or the Target Premium ($505). Therefore the deferred sales charge is $505. Because the surrender occurs during the last month of the seventh Policy Year, only 90% (from Table 1) of the maximum sales charge remains applicable [.90 x $505 = $454.50].

Sales Charge Limitation. The maximum sales charge that may be taken under the Policy is 9% of 20 guideline annual premiums (GAPs) or, if the insureds' joint life expectancy is less than 20 years, then the number of years of life expectancy would replace 20 GAPs in determining the maximum sales charge. However, if a Policy is surrendered or lapsed, or a face amount decrease is requested at any time during the first two years after issuance or after an increase in face amount, Manufacturers Life of America will forego taking that part of the deferred sales charge with respect to "premiums" paid for the initial face amount or such increase (including the portion of Policy Value treated as premiums for the increase, as described above), whichever is applicable, which exceeds the sum of (i) 30% of the premiums paid up to the lesser of one guideline annual premium or the cumulative premiums paid to the surrender date plus (ii) 10% of the premiums paid in excess of one guideline annual premium, up to the lesser of two guideline annual premiums or the cumulative premiums paid to the surrender date, plus (iii) 9% of the premiums paid in excess of two guideline annual premiums.

The operation of the sales charge limitation that applies in the first two years after issuance, or after an increase in face amount, is illustrated by the following example. A 37-year-old male non-smoker and a 37-year-old female non-smoker purchased a Policy with a face amount in excess of $250,000 when their average Issue Age was 35. They have paid $2,000 in premiums in equal installments under the Policy and it has a guideline annual premium (GAP) of $1,432 and a Target Premium (TP) of $505. They surrender the Policy during the second Policy Year. In the absence of the sales charge limitation, the maximum deferred sales charge would be $454.50 (.90% of $505 = $454.50) as described in Charges and Deductions - "Deferred Sales Charge."

However, under the formula described above, the maximum sales charge allowable would be $438.50. This is calculated as the sum of:

(i)    30% of one GAP, or $430 [.30 x $1,432 = $430], because one GAP
       ($1,432) is less than premiums paid ($2,000);

plus

(ii) 10% of premiums paid in excess of one GAP, or $57 (.1 x $568 = $57) because premiums paid in excess of one GAP ($2,000 - $1,432 = $568) are less than the amount of a second GAP ($1,432);

plus

(iii)  $0, because no premiums in excess of two GAPs were paid.

Thus, (i) $430 plus (ii) $57 plus (iii) $0 equals $487.

The maximum sales charge allowable is $438.50. The maximum sales charge of $487 would be multiplied by the 90% listed in Table 1 as applicable to surrenders during the last month of the seventh Policy Year (90% x 487 = $438.50).

Since a deferred sales charge is deducted when a Policy terminates for failure to make the required payment following the Policy's going into default, the sales charge limitation will apply if the termination occurs during the two-year period following issuance or any increase in face amount. If the Policy terminates during the two years after a face amount increase, the sales charge limitation will relate only to the sales charges applicable to the increase.

Charges on Partial Withdrawals. Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal of Policy Value in excess of the Withdrawal Tier Amount, the Policy's remaining surrender charges will be reduced by the amount of the charges taken. The surrender charges not assessed as a result of the 10% free withdrawal provision remain in effect under the Policy and may be assessed upon surrender or lapse, other partial withdrawals in excess of the Withdrawal Tier Amount in each Policy Year, or a requested decrease in face amount. The portion of the surrender charges assessed will be based on the ratio of the amount of the withdrawal in excess of the Withdrawal Tier Amount to the Net Cash Surrender Value of the Policy less the Withdrawal Tier Amount immediately prior to the withdrawal. The surrender charges will be deducted from each Investment Account and the Guaranteed Interest Account in the same proportion as the amount of the withdrawal taken from such account bears to the total amount of the withdrawal. If the amount in the account is insufficient to pay the portion of the surrender charges allocated to that account, then the portion of the withdrawal allocated to that account will be reduced so that the withdrawal plus the portion of the surrender charges allocated to that account equal the value of that account. Units equal to the amount of the partial withdrawal taken, and surrender charges deducted, from each Investment Account will be redeemed based on the value of such units determined as of the end of the Business Day on which Manufacturers Life of America receives a written request for withdrawal at its Service Office.

Charges on Decreases in Face Amount. As with partial withdrawals, a portion of a Policy's surrender charges will be deducted upon a decrease, or a cancellation of an increase (other than by means of a Free Look), in face amount requested by the policyowner. Since surrender charges are determined separately for the initial face amount and each face amount increase, and since a decrease in face amount will have a different impact on each level of insurance coverage, the portion of the surrender charges to be deducted with respect to each level of insurance coverage will be determined separately. Such portion will be the same as the ratio of the amount of the reduction in such coverage to the amount of such coverage prior to the reduction. As noted under "Insurance Benefit- Face Amount Changes," decreases are applied to the most recent increase first and thereafter to the next most recent increases successively. The charges will be deducted from the Policy Value, and the amount so deducted will be allocated among the Investment Accounts and the Guaranteed Interest Account in the same proportion as the Policy Value in each bears to the Net Policy Value. Whenever a portion of the surrender charges are deducted as a result of a decrease in face amount, the Policy's remaining surrender charges will be reduced by the amount of the charges taken.

Charges Remaining After Face Amount Decreases or Partial Withdrawals. Each time a portion of the deferred underwriting charge or a portion of the deferred sales charge for a face amount decrease or for a partial withdrawal is deducted, the remaining deferred underwriting charge and deferred sales charge will be reduced as described below.

The remaining deferred underwriting and sales charge will be calculated using Table 1 above. The actual remaining charges will be the result of
(a) multiplied by (b), where:

(a)    is the grading percentage applicable as per Table 1, and

(b) is the remaining deferred sales charge prior to the last face amount decrease or partial withdrawal less the deferred sales charge deducted for that face amount decrease or partial withdrawal.

Monthly Deductions

Each month a deduction consisting of an administration charge, a charge for the cost of insurance, a charge for mortality and expense risks, and charge(s) for any supplementary benefit(s) (see Other Provisions - "Supplementary Benefits") is deducted from Policy Value. The monthly deduction will be allocated among the Investment Accounts and (other than the mortality and expense risks charge) the Guaranteed Interest Account in the same proportion as the Policy Value in each bears to the Net Policy Value. Monthly Deductions due prior to the Effective Date will be taken as of the Effective Date instead of the dates they were due. Monthly deductions are due until the youngest of the lives insured attains or would have Attained Age 100.

Administration Charge. The monthly administration charge is $.04 per $1,000 of face amount until the later of the youngest living life insured's Attained Age 55 or the end of the fifteenth Policy Year. Thereafter, the charge is 0. This charge has a minimum of $30 per month and a maximum of $60 per month.

The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining Policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under a Policy. Manufacturers Life of America does not expect to recover from the monthly administration charge any amount in excess of its accumulated administrative expenses relating to the Policies and the Separate Account.

Cost of Insurance Charge. The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month. The cost of insurance rate is based on each life insured's Issue Age, the duration of the coverage, sex (unless unisex rates are required by law or are requested), risk class, and, in the case of certain Policies issued in group or sponsored arrangements providing for reduction in cost of insurance charges (see "Special Provisions for Group or Sponsored Arrangements"), the face amount of the Policy. The rate is determined separately for the initial face amount and for each increase in face amount. Cost of insurance rates will generally increase with the Attained Age of the lives insured. Any Additional Ratings as indicated in the Policy will be added to the cost of insurance rate.

The cost of insurance rates used by Manufacturers Life of America reflect its expectations as to future mortality experience as based on current experience. The rates may be changed from time to time on a basis which does not unfairly discriminate within the class of life insured. In no event will the cost of insurance rate exceed the guaranteed rate set forth in the Policy except to the extent that an extra rate is imposed because of an Additional Rating applicable to any life insured or if simplified underwriting is granted in a group or sponsored arrangement (see "Special Provisions for Group or Sponsored Arrangements"). The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables, except in the case of Group or Sponsored Arrangements, where the guaranteed rates are based on the 1980 Commissioners Extended Term Mortality Table.

If requested by the applicant, Manufacturers Life of America may offer the Policy with provisions based on actuarial tables that do not differentiate on the basis of sex to such prospective purchase(s) in states where the unisex version of the Policy has been approved.

Currently, the State of Montana prohibits the issuance of policies with assumptions that distinguish between men and women in determining premiums and Policy benefits for Policies issued on the life of any of its residents. Consequently, Policies issued to Montana residents will have premiums and benefits which do not differentiate on the basis of sex.

The net amount at risk to which the cost of insurance rate is applied is the difference between the death benefit, divided by 1.0032737 (a factor which reduces the net amount at risk for cost of insurance charge purposes by taking into account assumed monthly earnings at an annual rate of 4%), and the Policy Value. Because different cost of insurance rates may apply to different levels of insurance coverage, the net amount at risk will be calculated separately for each level of insurance coverage. When the Option 1 death benefit is in effect, for purposes of determining the net amount at risk applicable to each level of insurance coverage, the Policy Value is attributed first to the initial face amount and then, if the Policy Value is greater than the initial face amount, to each increase in face amount in the order made.

Because the calculation of the net amount at risk is different under the death benefit options when more than one level of insurance coverage is in effect, a change in the death benefit option may result in a different net amount at risk for each level of insurance coverage than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each level of insurance coverage, any change in the net amount at risk for a level of insurance coverage resulting from a change in the death benefit option may affect the amount of the charge for the cost of insurance. Partial withdrawals and decreases in face amount will also affect the manner in which the net amount at risk for each level of insurance coverage is calculated.

Mortality and Expense Risks Charge. Manufacturers Life of America deducts a monthly charge from the Policy Value for the mortality and expense risks it assumes under the Policies. This charge is made at the beginning of each Policy Month at a rate of .067% through the later of the tenth Policy Year and the youngest life insured's Attained Age 55. Currently, it is expected that this charge will reduce to .0125 per month thereafter. This drop in the Mortality and Expense Risks Charge is not guaranteed. It is assessed against the value of the policyowner's Investment Accounts by redemption of units in the same proportion as the value of each Investment Account bears to the total value of the Investment Accounts. The mortality risk assumed is that the lives insured may live for a shorter period of time than the Company estimated when it set the maximum mortality rates in the Policy. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than the Company estimated when it set the guaranteed administration charge in the Policy. Manufacturers Life of America will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

Other Charges

Currently, Manufacturers Life of America makes no charge against the Separate Account for federal, state or local taxes that may be attributable to the Separate Account or to the operations of the Company with respect to the Policies. However, if Manufacturers Life of America incurs any such taxes, it may make a charge therefor, in addition to the deductions for federal, state or local taxes currently being made from premium payments.

Charges will be imposed on certain Transfers of Policy Values, including a $35 charge for a second Transfer in a Policy Month, a $15 charge for each Asset Allocation Balancer Transfer and a $5 charge for each Dollar Cost Averaging transfer when Policy Value does not exceed $15,000. See Policy Values - "Transfers of Policy Value."

    The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects:

(i) the deduction of investment management and expense fees, with amounts as detailed in the caption "Management of the Funds" in the Prospectus for Manulife Series Fund that accompanies this Prospectus,

(ii) the deduction of investment management and expense fees, with amounts as detailed in the caption "Management of the Trust" in the Prospectus for NASL Series Trust that accompanies this Prospectus,

(iii) other expenses already deducted from the assets of the Manulife Series Funds, and

(iv)   other expenses already deducted from the assets of the NASL Series
       Trust.

Special Provisions for Group or Sponsored Arrangements

Where permitted by state insurance laws, Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases Policies covering a group of individuals on a group basis. In California all participants of group arrangements will be individually underwritten. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

The charges and deductions described above may be reduced for Policies issued in connection with group or sponsored arrangements. Such arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents, immediate family members of the foregoing, and employees of agents of Manufacturers Life and its subsidiaries. Manufacturers Life of America will reduce or eliminate the above charges and deductions in accordance with its rules in effect as of the date an application for a Policy is approved. To qualify for such a reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size of the group, expected number of participants and anticipated premium payments from the group. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangement, the purposes for which Policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements.

Manufacturers Life of America may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policyowners and all other policyowners funded by the Separate Account.

In addition, groups and persons purchasing under a sponsored arrangement may request increases in face amount within the first Policy Year, and decreases in face amount within one year of an increase in face amount. See Charges and Deductions - "Cost of Insurance Charge."

In addition, groups and persons purchasing under a sponsored arrangement may apply for simplified underwriting. If simplified underwriting is granted, the cost of insurance charge may increase as a result of higher anticipated mortality experience.

Special Provisions for Exchanges

Manufacturers Life of America will permit owners of certain life insurance policies issued either by the Company or Manufacturers Life to exchange their policies for the Policies described in this prospectus. Owners of certain policies may be entitled to convert their policies to the Policies described in this prospectus. If they elect to convert, they may receive a credit upon conversion in an amount up to their first-year premium.
Charges under the policies being exchanged or the Policies issued in exchange therefor may be reduced or eliminated. Policy loans made under policies being exchanged may, in some circumstances, be carried over to the new Policies without repayment at the time of exchange. Policyowners considering an exchange should consult their tax advisers as to the tax consequences of an exchange.

The General Account

By virtue of exclusionary provisions, interests in the general account of Manufacturers Life of America have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the S.E.C. has not reviewed the disclosures in this prospectus relating to the general account.

Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

The general account of Manufacturers Life of America consists of all assets owned by the Company other than those in its separate accounts. Subject to applicable law, Manufacturers Life of America has sole discretion over the investment of the assets of the general account.

A policyowner may elect to allocate net premiums to the Guaranteed Interest Account or to transfer all or a portion of the Policy Value to the Guaranteed Interest Account from the Investment Accounts. Transfers from the Guaranteed Interest Account to the Investment Accounts are subject to restrictions. See Policy Values - "Transfers of Policy Value."

Manufacturers Life of America will hold the reserves required for any portion of the Policy Value allocated to the Guaranteed Interest Account in its general account.

However, an allocation of Policy Value to the Guaranteed Interest Account does not entitle the policyowner to share in the investment experience of the general account. Instead, Manufacturers Life of America guarantees that the Policy Value in the Guaranteed Interest Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. The Company may, at its sole discretion, credit a higher rate of interest, although it is not obligated to do so. The policyowner assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year.

Other General Policy Provisions

Policy Default

Unless the Death Benefit Guarantee or the No Lapse Guarantee is in effect, a Policy will go into default if the Policy's Net Cash Surrender Value at the beginning of any Policy Month would go below zero after deducting the monthly deductions then due. Manufacturers Life of America will notify the policyowner of the default and will allow a 61-day grace period in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero as of the date of default, plus the monthly deductions due as of the date of default and as of the beginning of each of the two Policy Months thereafter, based on the Policy Value as of the date of default. If the required payment is not received by the end of the grace period, the Policy will terminate and the Net Cash Surrender Value (subject to any applicable limitation on surrender charges; see Charges and Deductions - "Surrender Charges") as of the date of default less the monthly deductions then due will be paid to the policyowner. If the last surviving life insured should die during the grace period following a Policy's going into default, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit payable will be reduced by any outstanding monthly deductions due as of the time of death.

Policy Reinstatement

A policyowner can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

(a)    All lives insured's risk classes are standard or preferred, and

(b)    All lives insured's Attained Ages are less than 46.

A policyowner can reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) The Policy must not have been surrendered for its Net Cash Surrender Value at the request of the policyowner;

(b) Evidence of all lives insured's insurability satisfactory to Manufacturers Life of America is furnished to it;

(c) A premium equal to the payment required during the 61-day grace period following default to keep the Policy in force is paid to Manufacturers Life of America; and


(d) An amount equal to any amounts paid by Manufacturers Life of America in connection with the termination of the Policy is repaid to Manufacturers Life of America.

If the reinstatement is approved, the date of reinstatement will be the later of the date of the policyowner's written request or the date the required payment is received at the Manufacturers Life of America Service Office.

Miscellaneous Policy Provisions

Beneficiary. One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes - primary, secondary and final.

Thereafter the beneficiary may be changed by the policyowner during the last surviving life insured's lifetime by giving written notice to Manufacturers Life of America in a form satisfactory to it unless an irrevocable designation has been elected. If the last surviving life insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if one of the policyowners is the last surviving life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the last surviving life insured, the Company will pay the insurance benefit as if the beneficiary had died before the last surviving life insured.

Incontestability. Manufacturers Life of America will not contest the validity of a Policy after it has been in force during the lifetime of the last surviving life insured for two years from the Issue Date. It will not contest the validity of an increase in face amount or the addition of a supplementary benefit after such increase or addition has been in force during the lifetime of the last surviving life insured for two years. If a Policy has been reinstated and been in force for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

Misstatement of Age or Sex. If any life insured's stated Age or sex or both in the Policy are incorrect, Manufacturers Life of America will change the face amount of insurance so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have bought for the correct Age and sex (unless unisex rates are required by law, or are requested).

Suicide Exclusion. Except for the last to die, if any of the lives insured die by suicide within two years after the Issue Date, whether each life insured is sane or insane, the Company will re-issue this Policy. The new policy(ies) on the survivor(s) will be any single life permanent policy that is available at time of re-issue. The suicide provision for any new policy(ies) will be effective as of the original Issue Date.

If the last surviving life insured, whether sane or insane, dies by suicide within two years from the Policy Date, Manufacturers Life of America will pay only the premiums paid less any partial withdrawals of the Net Cash Surrender Value and any amount in the Loan Account. If the last surviving life insured should die by suicide within two years after a face amount increase, the death benefit for the increase will be limited to the monthly deductions for the increase.

Assignment. Manufacturers Life of America will not be bound by an assignment until it receives a copy of it at its Service Office.
Manufacturers Life of America assumes no responsibility for the validity or effects of any assignment.

Other Provisions

Supplementary Benefits

Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including the Estate Preservation Rider, which rider provides additional term insurance at no extra charge during the first four policy years to protect against application of the "three year contemplation of death rule," and an option to split the Policy into two individual life policies upon divorce or certain federal tax law
changes without evidence of insurability ("Policy Split Option").   More
detailed information concerning supplementary benefits may be obtained from an authorized agent of the Company. The cost of any supplementary benefits will be deducted as part of the monthly deduction. See Charges and Deductions - "Monthly Deductions."


Payment of Proceeds

As long as the Policy is in force, Manufacturers Life of America will ordinarily pay any Policy loans, partial withdrawals, Net Cash Surrender Value or any insurance benefit within seven days after receipt at the Manufacturers Life of America Service Office of all the documents required for such a payment.

The Company may delay the payment of any Policy loans, partial withdrawals, Net Cash Surrender Value or the portion of any insurance benefit that depends on the Guaranteed Interest Account value for up to six months; otherwise the Company may delay payment for any period during which (i) the New York Stock Exchange is closed for trading (except for normal holiday closings) or trading on the Exchange is otherwise restricted; or (ii) an emergency exists as defined by the S.E.C. or the S.E.C. requires that trading be restricted; or (iii) the S.E.C. permits a delay for the protection of policyowners. Also, Transfers may be denied under the circumstances stated in clauses (i), (ii) and (iii) above and under the circumstances previously set forth. See Policy Values - "Transfers of Policy Value."

Reports to Policyowners

Within 30 days after each Policy Anniversary, Manufacturers Life of America will send the policyowner a statement showing, among other things, the amount of the death benefit, the Policy Value and its allocation among the Investment Accounts, the Guaranteed Interest Account and the Loan Account, the value of the units in each Investment Account to which the Policy Value is allocated, any Loan Account balance and any interest charged since the last statement, the premiums paid and Policy transactions made during the period since the last statement and any other information required by law.

Within seven days after any transaction involving purchase, sale, or transfer of units of Investment Accounts, a confirmation statement will be sent.

Each policyowner will also be sent an annual and a semi-annual report for the Series Fund which will include a list of the securities held in each Fund as required by the 1940 Act.

Miscellaneous Matters

Fund Share Substitution

Although Manufacturers Life of America believes it to be highly unlikely, it is possible that in the judgment of its management, one or more of the Funds may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, Manufacturers Life of America may seek to substitute the shares of another Fund or of an entirely different mutual fund. Before this can be done, the approval of the S.E.C. and one or more state insurance departments may be required.

Manufacturers Life of America also reserves the right to create new Separate Accounts, combine other separate accounts with the Separate Account (either from Manulife Series Fund, Inc. or another investment company), to establish additional sub-accounts within the Separate Account, to operate the Separate Account as a management investment company or other form permitted by law, to transfer assets from this Separate Account to another separate account and from another separate account to this Separate Account, to de-register the Separate Account under the 1940 Act, and to eliminate Sub-Accounts. Any such change would be made only if permissible under applicable federal and state laws.

The investment objectives of the Separate Account will not be changed materially without first filing the change with the Insurance Commissioner of the State of Michigan. Policyowners will be advised of any such change at the time it is made.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Service. WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICIES.


The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, executive bonus plans, retiree medical benefit plans and others, including split dollar insurance plans, with respect to which Manulife Financial took the lead in establishing the method to be used to calculate the economic benefit arising from the death benefit component of survivorship split dollar arrangements with the "Greenberg to Greenberg" letter in 1983. The tax consequences of all such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on its tax consequences, is contemplated, a qualified tax adviser should be consulted for advice on the tax attributes of the particular arrangement.


Tax Status of the Policy

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"), sets forth a definition of a life insurance contract for federal tax purposes. The Secretary of Treasury (the "Treasury") is authorized to prescribe regulations to implement Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company has a reasonable belief (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under
Section 7702.

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under
Section 7702 of the Code (discussed above). The Separate Account, through the Series Fund, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Series Fund's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the policyowner has additional flexibility in allocating premium payments and Policy Values. These differences could result in a policyowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent a policyowner from being considered the policyowner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary. Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether the Policy is or is not a Modified Endowment Contract.

Modified Endowment Contracts. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

Because of the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay test"). The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. If a premium is credited or transaction conducted which would cause the Policy to become a Modified Endowment Contract, the Company will notify the policyowner that unless a refund of the excess premium is requested by the policyowner within 45 days of the Policy Anniversary next occurring, after the receipt of such premium the Policy will become a Modified Endowment Contract.

Further, if a transaction occurs which reduces the face amount of the Policy, the Policy will be retested, retroactive to the date of purchase, to determine compliance with the seven-pay test based on the lower face amount. Failure to comply would result in classification as a Modified Endowment Contract regardless of any efforts by the Company to provide a payment schedule that will not violate the seven-pay test.

The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a Modified Endowment Contract.

Distributions from Policies Classified as Modified Endowment Contracts. Policies classified as Modified Endowment Contracts will be subject to the following tax rules: First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan. Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions upon surrender) from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the policyowner attains age 59-1/2, is attributable to the policyowner becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts. A distribution from a Policy that is not a Modified Endowment Contract is generally treated as a tax-free recovery by the policyowner of the investment in the Policy (described below) to the extent of such investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the investment in the Policy. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10% additional tax.

Policy Loan Interest. Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by that taxpayer will not be tax deductible to the extent the aggregate amount of such loans with respect to contracts covering such individual exceeds $50,000. The deduction of interest on Policy loans may also be subject to other restrictions under
Section 264 of the Code.

Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which has been excluded from gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount has been excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount has been included in the gross income of the policyowner.

Multiple Policies. All Modified Endowment Contracts that are issued by the Company (or its affiliates) to the same policyowner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.

Taxation of Policy Split Option. This option permits a Policy to be split into two other individual Policies upon the occurrence of a divorce of the lives insured or certain changes in federal estate tax law. A policy split could have adverse tax consequences. For example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. Before exercising rights provided by the policy split option, please consult with a competent tax adviser regarding the possible consequences of a policy split.

The Company's Taxes

As a result of the Omnibus Budget Reconciliation Act of 1990, insurance companies are generally required to capitalize and amortize certain Policy acquisition expenses over a 10-year period rather than currently deducting such expenses. This treatment applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for the Company. The Company makes a charge to premiums to compensate it for the anticipated higher corporate income taxes.

At the present time, the Company makes no charge to the Separate Account for any federal, state or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

Distribution of the Policy

ManEquity, Inc., an indirect wholly-owned subsidiary of Manufacturers Life, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manufacturers Life of America. ManEquity, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Policies will be sold by registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized by state insurance departments to do so. In the first Policy Year after issue (or after a face amount increase), a registered representative will receive first-year commissions not to exceed 40% of premiums paid up to the Target Premium and 2% of premiums in excess thereof. In years 2 through 5 inclusive (following issue or face amount increase), a commission of 2% of premiums paid in that period will be paid. Beginning with the first Policy year end's Anniversary, 0.25% of the previous unloaned Policy Value will be paid. In addition, registered representatives will be eligible for bonuses of up to 90% of first-year commissions. Registered representatives who meet certain standards with regard to the sale of the Policies and certain other policies issued by Manufacturers Life of America or Manufacturers Life will be eligible for additional compensation.

Responsibilities Assumed by Manufacturers Life

Manufacturers Life has entered into an agreement with ManEquity, Inc. pursuant to which Manufacturers Life, on behalf of ManEquity, Inc., will pay the sales commissions in respect of the Policies and certain other policies issued by Manufacturers Life of America, prepare and maintain all books and records required to be prepared and maintained by ManEquity, Inc. with respect to the Policies and such other policies, and send all confirmations required to be sent by ManEquity, Inc. with respect to the Policies and such other policies. ManEquity, Inc. will promptly reimburse Manufacturers Life for all sales commissions paid by Manufacturers Life and will pay Manufacturers Life for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Manufacturers Life has also entered into a Service Agreement with Manufacturers Life of America pursuant to which Manufacturers Life will provide to Manufacturers Life of America all issue, administrative, general services and recordkeeping functions on behalf of Manufacturers Life of America with respect to all of its insurance policies including the Policies.

Finally, Manufacturers Life has entered into a Stop Loss Reinsurance Agreement with Manufacturers Life of America under which Manufacturers Life reinsures all aggregate claims in excess of 110% of the expected claims for all flexible premium variable life insurance policies issued by Manufacturers Life of America. Under the agreement Manufacturers Life of America will automatically reinsure the risk for any lives insured up to a maximum of $10,000,000, except in the case of aviation risks where the maximum will be $5,000,000. However, Manufacturers Life of America may also consider reinsuring any non-aviation risks in excess of $10,000,000 and any aviation risk in excess of $5,000,000. Except for its obligations to Manufacturers Life of America under this reinsurance agreement, Manufacturers Life has no financial obligation for any Policy benefits.

Voting Rights

As stated above, all of the assets held in the sub-accounts of the Separate Account will be invested in shares of a particular Portfolio of Manulife Series Fund or NASL Series Trust. Manufacturers Life of America is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manufacturers Life of America will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts.

Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to Policies, will be voted by Manufacturers Life of America in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manufacturers Life of America to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Manulife Fund or NASL Trust.
The number will be determined as of a date chosen by Manufacturers Life of America, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting date.

Manufacturers Life of America may, if required by state insurance officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, Manufacturers Life of America itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manufacturers Life of America reasonably disapproves such changes in accordance with applicable federal regulations. If Manufacturers Life of America does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.


Executive Officers and Directors

The directors and executive officers of Manufacturers Life of America, together with their principal occupations during the past five years, are as follows:

                       Position with
                       Manufacturers Life
Name                   of America                 Principal Occupation
____                   __________                 ____________________

Sandra M. Cotter       Director                   Attorney -- 1989-present,
                                                  Dykema Gossett


Leonard V. Day, Jr.    Director                   General Manager,
                                                  Philadelphia Branch --
                                                  1970-present, The
                                                  Manufacturers Life
                                                  Insurance Company

Donald A. Guloien      President and              Senior Vice President,
                       Director                   Business Development--1994-
                                                  present, The Manufacturers
                                                  Life Insurance Company; Vice
                                                  President, U.S. Individual
                                                  Business--1990-1994, The
                                                  Manufacturers Life Insurance
                                                  Company


Stephen C. Nesbitt    Secretary,                  Legal Vice President, -- 1990
                      General Counsel,            present, The Manufacturers
                      and Director                Life  Insurance Company


Joseph J. Pietroski   Director                    Senior Vice President, General
                                                  Counsel and Corporate
                                                  Secretary -- 1988-present, The
                                                  Manufacturers LIfe Insurance
                                                  Company

John D. Richardson    Chairman and Director       Senior Vice President and
                                                  General Manager, U.S.
                                                  Operations--1995-present
                                                  The Manufacturers Life
                                                  Insurance Company; Senior
                                                  Vice President and General
                                                  Manager, Canadian Operations
                                                  - 1992-1994, The
                                                  Manufacturers Life Insurance
                                                  Company; Senior
                                                  Vice President, Financial
                                                  Services - 1992, The
                                                  Manufacturers Life
                                                  Insurance Company;
                                                  Executive Vice Chairman and
                                                  CFO -- 1989-1991,Canada
                                                  Trust

Diane M. Schwartz            Director             Senior Vice President,
                                                  International Operations
                                                  --1992-present, The
                                                  Manufacturers Life
                                                  Insurance Company; Senior
                                                  Vice President and General
                                                  Manager U.S. Operations --
                                                  1998 Operations -1988-1992,
                                                  The Manufacturers Life
                                                  Insurance Company

John R. Ostler               Vice President,      Financial Vice President--1992
                             Chief Actuary and    -present, The Manufacturers
                             Treasurer            Life Insurance Company; Vice
                                                  President, Insurance Products
                                                  --1990-1992, The Manufacturers
                                                  Life Insurance Company

Douglas H. Myers             Vice President,      Assistant Vice President and
                             Finance and          Controller, U.S. Operations--
                             Compliance,          1998-present, The
                             Controller           Manufacturers Life Insurance
                                                  Company


State Regulations

Manufacturers Life of America is subject to regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manufacturers Life of America is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Pending Litigation

No litigation is pending that would have a material effect upon the Separate Account or the Series Fund.

Additional Information

A registration statement under the Securities Act of 1933 has been filed with the S.E.C. relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the S.E.C.'s principal office in Washington, D.C. upon payment of the prescribed fee.

For further information you may also contact Manufacturers Life of America's Service Office, the address and telephone number of which are on the cover page of this prospectus.

Legal Matters

The legal validity of the policies has been passed on by Stephen C. Nesbitt, Esq., Secretary and General Counsel of Manufacturers Life of America. Mayer, Brown & Platt, Washington, D.C., has passed on certain matters relating to the federal securities laws.

Experts

The financial statements of The Manufacturers Life Insurance Company of America and of The Manufacturers Life Insurance Company of America Separate Account Three appearing in this prospectus for the period ended September 30, 1995 are unaudited. The financial statements of The Manufacturers Life Insurance Company of America and The Manufacturers Life Insurance Company of America Separate Account Three appearing in this prospectus for the periods ending December 31 have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein. Such financial statements have been included herein in reliance upon such reports given upon the authority of such firm as experts in auditing and accounting. Actuarial matters included in this prospectus have been examined by John R. Ostler, Vice President, Chief Actuary and Treasurer of Manufacturers Life of America, whose opinion is filed as an exhibit to the registration statement.

                    The following financial statements of
                           Separate Account Three
                for the period ended September 30, 1995 only
                               are unaudited.

                                                               SEPARATE ACCOUNT THREE OF
                                              THE MANUFACTURERS  LIFE  INSURANCE  COMPANY  OF  AMERICA
                                                          STATEMENT OF ASSETS AND LIABILITIES
                                                             SEPTEMBER 30, 1995 (Unaudited)


                  Emerging                 Real                     Capital                             Pacific Rim
                  Growth       Common      Estate       Balanced    Growth      Money-                  Emerging
                  Equity       Stock       Securities   Assets      Bond        Market     InternationalMarkets
                  Sub-Account  Sub-Account Sub-Account  Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account    Total
Investment in
Manulife Series
Fund, Inc. at
market value
 Emerging Growth   $29,470,698                                                                                      $29,470,698
   Equity Fund,
   1,288,471 shares
   (cost $25,184,536)
  Common Stock Fund            $12,436,512                                                                            12,436,512
   766,942 shares
   (cost $11,024,438)
  Real Estate
  Securities Fund,                          $8,377,241                                                                 8,377,241
   571,032 shares
   (cost $7,914,577)
  Balanced Assets Fund,                                 $19,418,919                                                   19,418,919
   1,194,329 shares
   (cost $17,852,643)
  Capital Growth Bond                                                $9,014,464                                        9,014,464
   Fund, 778,188 shares
   (cost $8,591,439)
  Money Market Fund,                                                             $10,822,504                          10,822,504
   1,011,823 shares
   (cost $10,629,212)

  International Fund,                                                                         $1,772,130               1,772,130
   168,795 shares
   (cost $1,695,316)
  Pacific Rim                                                                                             $1,147,188   1,147,188
   Emerging Markets
   Fund, 114,380
   shares (cost
   $1,091,600)
                  ______________________________________________________________________________________________________________
                   29,470,698   12,436,512   8,377,241   19,418,919   9,014,464   10,822,504   1,772,130   1,147,188  92,459,656

Receivable for
 Policy-related
 Transactions          25,635        5,537      (3,482)      29,666      35,533      232,515      (2,302)        705     323,807
                  --------------------------------------------------------------------------------------------------------------
NET ASSETS        $29,496,333  $12,442,049  $8,373,759  $19,448,585  $9,049,997  $11,055,019  $1,769,828  $1,147,893 $92,783,463

                  ==============================================================================================================
Units
 Outstanding          850,529      590,510     348,907    1,017,718     498,897      710,020     169,686     113,653
                  ==================================================================================================
Net asset
 value per unit        $34.68       $21.07      $24.00       $19.11      $18.14       $15.57      $10.43      $10.10
                  ==================================================================================================

See accompanying notes.

                                                               SEPARATE ACCOUNT THREE OF
                                              THE MANUFACTURERS  LIFE  INSURANCE  COMPANY  OF  AMERICA
                                                                STATEMENT OF OPERATIONS
                                                     PERIOD ENDED SEPTEMBER 30, 1995 (Unaudited)


                  Emerging                 Real                     Capital                             Pacific Rim
                  Growth       Common      Estate       Balanced    Growth      Money-                  Emerging
                  Equity       Stock       Securities   Assets      Bond        Market     InternationalMarkets
                  Sub-Account  Sub-Account Sub-Account  Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account    Total

Net Investment
Income:
Dividends            $721,489         $0      $142,066      $24,806      $1,275        $468        $480      $1,453     $892,037

Realized and unrealized
 gain (loss) from
 security transactions:
Proceeds from
  sales             1,064,105      632,239     716,496     568,059      519,634    5,899,591     154,143     184,196   9,738,463
Cost of securities
  sold                877,815      651,870     735,854     603,592      549,737    5,793,608     156,097     192,863   9,561,436
                   -------------------------------------------------------------------------------------------------------------
Net realized
  gain (loss)         186,290      (19,631)    (19,358)    (35,533)     (30,103)     105,983      (1,954)     (8,667)    177,027
                   -------------------------------------------------------------------------------------------------------------

Unrealized appreciation
 (depreciation) of
 Investments
Beginning of Year      78,088     (438,289)   (280,544)  (1,064,130)   (542,982)     (75,010)     (3,406)     (8,633) (2,334,906)
End of Period       4,286,162    1,412,074     462,664    1,566,276     423,025      193,292      76,814      55,588   8,475,895
                   -------------------------------------------------------------------------------------------------------------
Net unrealized
 depreciation
 during the period  4,208,074    1,850,363     743,208    2,630,406     966,007      268,302      80,220      64,221  10,810,801
                   -------------------------------------------------------------------------------------------------------------
Net realized and
 unrealized  gain
 (loss) on
 investments        4,394,364    1,830,732     723,850    2,594,873     935,904      374,285      78,266      55,554  10,987,828
                   -------------------------------------------------------------------------------------------------------------
Net increase
 (decrease) in net
 assets derived
 from operations   $5,115,853   $1,830,732    $865,916   $2,619,679    $937,179     $374,753     $78,746     $57,007 $11,879,865
                   =============================================================================================================


See accompanying notes.

                                                     SEPARATE ACCOUNT THREE OF
                                   THE MANUFACTURERS  LIFE  INSURANCE  COMPANY  OF  AMERICA
                                                 STATEMENT OF CHANGES IN NET ASSETS
                               PERIOD ENDED SEPTEMBER 30, 1995 and DECEMBER 31, 1994 (Unaudited)

                                                                                               Real Estate
                                   Emerging Growth               Common Stock                  Securities
                                   Equity Sub-Account            Sub-Account                   Sub-Account
                              -----------------------------------------------------------------------------------
                              Period Ended   Year Ended     Period Ended   Year Ended     Period Ended Year Ended
                              Sept.30/95     Dec. 31/94     Sept.30/95     Dec. 31/94     Sept.30/95   Dec. 31/94
                              -----------------------------------------------------------------------------------

FROM OPERATIONS
Net investment income (loss)  $721,489       $43,907             $0        $267,928       $142,066       $75,896
Net realized gain (loss)       186,290       211,186        (19,631)           (341)       (19,358)       31,029
Unrealized appreciation
 (depreciation) of
 investments during the period
Increase (decrease) in
 net assets                  4,208,074      (255,344)     1,850,363        (435,910)        743,208      (305,376)
                             --------------------------------------------------------------------------------------
 derived from operations     5,115,853          (251)     1,830,732        (168,323)        865,916      (198,451)
                             --------------------------------------------------------------------------------------

FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
 Transfer of net premiums   10,164,632    12,590,008      4,546,125        5,554,746      3,143,823     4,874,992
 Transfer on death            (202,957)                           0                               0
 Transfer of terminations   (2,101,827)   (1,565,370)      (971,198)        (649,516)      (795,632)     (663,869)
 Transfer of policy loans     (358,332)      (86,018)      (210,249)         (36,417)       (90,052)       (6,117)
 Net interfund transfers     2,491,046       823,390      1,300,789          421,280         12,039       318,546
                             -------------------------------------------------------------------------------------
                             9,992,562    11,762,010      4,665,467        5,290,093      2,270,178     4,523,552
                             -------------------------------------------------------------------------------------
Net increase in net assets  15,108,415    11,761,759      6,496,199        5,121,770      3,136,094     4,325,101

NET ASSETS
 Beginning of Year          14,387,918     2,626,159      5,945,850          824,080      5,237,665       912,564
                           ---------------------------------------------------------------------------------------
 End of Period             $29,496,333   $14,387,918    $12,442,049       $5,945,850     $8,373,759    $5,237,665
                           =======================================================================================

See accompanying notes.
                                                     SEPARATE ACCOUNT THREE OF
                                   THE MANUFACTURERS  LIFE  INSURANCE  COMPANY  OF  AMERICA
                                                 STATEMENT OF CHANGES IN NET ASSETS (cont'd)
                                PERIOD ENDED SEPTEMBER 30, 1995 and DECEMBER 31, 1994 (Unaudited)

                                   Balanced Assets               Capital Growth                Money Market
                                     Sub-Account                 Bond Sub-Account              Sub-Account
                              -----------------------------------------------------------------------------------
                              Period Ended   Year Ended     Period Ended   Year Ended     Period Ended Year Ended
                              Sept.30/95     Dec. 31/94     Sept.30/95     Dec. 31/94     Sept.30/95   Dec. 31/94
                              -----------------------------------------------------------------------------------

FROM OPERATIONS
Net investment income (loss)    $24,806      $603,014        $1,275        $311,297          $468        $186,610
Net realized gain (loss)        (35,533)       (1,270)      (30,103)          8,755       105,983          12,880
Unrealized appreciation
 (depreciation) of
 investments during the period
Increase (decrease)
 in net assets                2,630,406      (954,131)      966,007        (497,582)      268,302         (50,726)
                             --------------------------------------------------------------------------------------
 derived from operations      2,619,679      (352,387)      937,179        (177,530)      374,753         148,764


FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
 Transfer of net premiums     5,251,842     9,721,164     2,381,173       3,709,555    11,964,737       9,185,855
 Transfer on death                    0                           0                             0
 Transfer of terminations    (1,256,759)   (1,044,780)     (501,086)       (306,914)   (1,196,819)     (1,053,809)
 Transfer of policy loans      (175,440)     (153,402)     (169,797)        (57,452)      (36,615)           (110)
 Net interfund transfers        957,764       150,911     1,341,353        (184,732)   (7,178,279)     (1,923,048)
                             --------------------------------------------------------------------------------------
                              4,777,407     8,673,893     3,051,643       3,160,457     3,553,024       6,208,888
                             --------------------------------------------------------------------------------------
Net increase in net assets    7,397,086     8,321,506     3,988,822       2,982,927     3,927,777       6,357,652

NET ASSETS
 Beginning of Year           12,051,499     3,729,993     5,061,175       2,078,248     7,127,242         769,590
                             -------------------------------------------------------------------------------------
 End of Period              $19,448,585   $12,051,499    $9,049,997      $5,061,175   $11,055,019      $7,127,242
                             =====================================================================================

See accompanying notes.
                                                     SEPARATE ACCOUNT THREE OF
                                   THE MANUFACTURERS  LIFE  INSURANCE  COMPANY  OF  AMERICA
                                             STATEMENT OF CHANGES IN NET ASSETS (cont'd)
                                PERIOD ENDED SEPTEMBER 30, 1995 and DECEMBER 31, 1994 (Unaudited)

                                                                  *<F5> Pacific Rim
                                   *<F5> International             Emerging Markets
                                         Sub-Account                  Sub-Account                        Total
                                   -----------------------------------------------------------------------------------
                                   Period Ended   Period Ended   Period Ended   Period Ended   Period Ended Year Ended
                                   Sept.30/95     Dec. 31/94     Sept.30/95     Dec. 31/94     Sept.30/95   Dec. 31/94
                                   -----------------------------------------------------------------------------------

FROM OPERATIONS
Net investment income (loss)             $480          $851          $1,453          $871        $892,037   $1,490,374
Net realized gain (loss)                (1,954)          (2)         (8,667)          (57)        177,027      262,180
Unrealized appreciation
 (depreciation) of
 investments during the period
Increase (decrease)
 in net assets                          80,220       (3,406)         64,221        (8,633)     10,810,801   (2,511,108)
                                   -------------------------------------------------------------------------------------
 derived from operations                78,746       (2,557)         57,007        (7,819)     11,879,865     (758,554)
                                   -------------------------------------------------------------------------------------
FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
 Transfer of net premiums              796,603       73,368         530,444        41,337      38,779,379   45,751,025
 Transfer on death                           0                            0                      (202,957)           0
 Transfer of terminations             (119,411)      (4,461)        (89,957)       (2,998)     (7,032,689)  (5,291,717)
 Transfer of policy loans               (1,531)        (768)         (1,563)         (768)     (1,043,579)    (341,052)
 Net interfund transfers               687,407      262,432         407,469       214,741          19,588       83,520
                                   ------------------------------------------------------------------------------------
                                     1,363,068      330,571         846,393       252,312      30,519,742   40,201,776
                                   -------------------------------------------------------------------------------------
Net increase in net assets           1,441,814      328,014         903,400       244,493      42,399,607   39,443,222
NET ASSETS
 Beginning of Year                     328,014            0         244,493             0      50,383,856   10,940,634
                                   -------------------------------------------------------------------------------------
 End of Period                      $1,769,828     $328,014      $1,147,893      $244,493     $92,783,463  $50,383,856
                                   =====================================================================================
*<F5> Reflects the period from commencement of operations October 4, 1994 through December 31, 1994.</F5>

See accompanying notes.


                         Separate Account Three of
            The Manufacturers Life Insurance Company of America

                      Notes to Financial Statements

                            September 30, 1995


1.   Organization

Separate Account Three of The Manufacturers Life Insurance Company of America
(the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended. The Separate Account is currently comprised of eight investment sub-accounts, one for each series of shares of Manulife Series Fund, Inc., available for allocation of net premiums under certain variable life insurance policies issued by The
Manufacturers Life Insurance Company of America ("Manufacturers Life of
America").

The Separate Account was established by Manufacturers Life of America, a wholly-owned subsidiary of The Manufacturers Life Insurance Company of
Michigan ("MLIM"), as a separate investment account on February 6, 1987.
MLIM is a life insurance holding company organized in 1983 under Michigan law and a wholly-owned subsidiary of The Manufacturers Life Insurance Company
("Manulife Financial"), a mutual life insurance company based in Toronto, Canada.

The assets of the Separate Accounts are the property of Manufacturers Life of America. The portion of the Separate Account's assets applicable to the Policies will not be chargeable with liabilities arising out of any other business Manufacturers Life of America may conduct.

The net assets may not be less than the amount required under state insurance law to provide for death (without regard to the minimum death benefit guarantee) and other Policy benefits.

Additional assets are held in Manufacturers Life of America's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.


2.   Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in preparation of its financial statements:

a. Valuation of Investments - Investments are made among the eight Funds of Manulife Series Fund, Inc. and are valued at the reported net asset values of these Funds. Transactions are recorded on the trade date.

b. Realized gains and losses on the sale of investments are computed on the first-in, first-out basis.

c.   Dividend income is recorded on the ex-dividend date.

d.   Federal Income Taxes - Manufacturers Life of America, the Separate
     Account's sponsor, is taxed as a "life insurance company" under the Internal Revenue Code. Under these provisions of the Code, the operations of the Separate Account form part of the sponsor's total operations and are not taxed separately.

The current year's operations of the Separate Account are not expected to affect the sponsor's tax liabilities and, accordingly, no charges were made against the Separate Account for federal, state and local taxes. However, in the future, should the sponsor incur significant tax liabilities related to Separate Account operations, it intends to make a charge or establish a provision within the Separate Account for such taxes.


3.   Purchases and Sales of Manulife Series Fund, Inc. Shares

Purchases and sales of the shares of common stock of Manulife Series Fund, Inc. for the period ended September 30, 1995 were $40,924,599 and $9,738,463 respectively, and for the year ended December 31, 1994 were $47,012,777 and $5,377,813.


4.   Related Party Transactions

ManEquity, Inc., a registered broker-dealer and indirect wholly-owned subsidiary of Manulife Financial, acts as the principal underwriter of the Policies pursuant to a Distribution Agreement with Manufacturers Life of America. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. Registered representatives are compensated on a commission basis.

Manufacturers Life of America has a formal service agreement with its affiliate, Manulife Financial, which can be terminated by either party upon two months' notice. Under this Agreement, Manufacturers Life of America pays for legal, actuarial, investment and certain other administrative services.

                      Report of Independent Auditors


To the Board of Directors
The Manufacturers Life Insurance
 Company of America

We have audited the statement of assets and liabilities as of December 31, 1994 and the statement of operations, and the statements of changes in net assets for each of the periods presented herein of Separate Account Three of The Manufacturers Life Insurance Company of America (comprising, respectively, the Emerging Growth Equity Sub-Account, Common Stock
Sub-Account, Real Estate Securities Sub-Account, Balanced Assets
Sub-Account, Capital Growth Bond Sub-Account, Money Markets Sub-Account,
International Sub-Account and Pacific Rim Emerging Markets Sub-Account).
These financial statements are the responsibility of the management of The
Manufacturers Life Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting Separate Account Three of The Manufacturers Life
Insurance Company of America at December 31, 1994, and the results of their operations and changes in their net assets for each of the periods presented herein, in conformity with generally accepted accounting principles.



                                        Ernst & Young LLP
February 6, 1995
Philadelphia Pennsylvania



                                    Separate Account Three of
                      The Manufacturers Life Insurance Company of America

                                Statement of Assets and Liabilities

                                   Year Ended December 31, 1994
                                                                                                         *<F6>
                  Emerging                 Real                     Capital                              Pacific Rim
                  Growth       Common      Estate       Balanced    Growth      Money-       *<F6>       Emerging
                  Equity       Stock       Securities   Assets      Bond        Market      InternationalMarkets
                  Sub-Account  Sub-Account Sub-Account  Sub-Account Sub-Account Sub-Account Sub-Account  Sub-Account   Total
                  -------------------------------------------------------------------------------------------------------------

Assets
Investment in
Manualife Series
Fund, Inc.-
   at market value:
 Emerging Growth
   Equity Fund,    $14,348,825                                                                                    $14,348,825
   773,490 Shares
   (cost ($14,270,737)
 Common Stock Fund,             $5,928,854                                                                          5,928,854
   443,671 shares
   (cost $6,367,143)
 Real Estate
   Securities Fund,                        $5,219,386                                                               5,219,386
   391,124 shares
   (cost $5,499,930)
 Balanced Assets Fund,                                  $12,029,839                                                12,029,839
   873,324 shares
   (cost $13,093,969)
 Captial Growth Bond
    Fund,                                                            $5,062,895                                      5,062,895
    501,327 shares
    (cost $5,605,877)
 Money Market Fund,                                                               $7,123,443                         7,123,443
    694,147 shares
    (cost $7,198,453)
 International Fund,                                                                            $327,988                 327,988
    33,406 shares
    (cost $331,394)
 Pacific Rim Emerging                                                                                       $244,461     244,461
    Markets Fund,
    25,987 shares
    (cost $253,094) ____________________________________________________________________________________________________________
                     14,348,825  5,928,854   5,219,386   12,029,839   5,062,895    7,123,443     327,988     244,461  50,285,691

Receivable (payable)
 for policy-related
 transactions            39,093     16,996      18,279      21,660       (1,720)       3,799          26          32      98,165
                    -------------------------------------------------------------------------------------------------------------
Net assets          $14,387,918 $5,945,850  $5,237,665 $12,051,499   $5,061,175   $7,127,242    $328,014    $244,493 $50,383,856
                    =============================================================================================================
Units
 outstanding           524,532    342,306     244,066      745,300      320,125      477,058      33,642      25,818
                    ================================================================================================
Net asset value
per unit                $27.43     $17.37      $21.46       $16.17       $15.81       $14.94       $9.75       $9.47
                    ================================================================================================

*<F6> Reflects the period from commencement of operations October 4, 1994 through December 31, 1994.</F6>

See accompanying notes.

                                                   Separate Account Three of
                                      The Manufacturers Life Insurance Company of America

                                                    Statement of Operations

                                                 Year Ended December 31, 1994

                                                                                                         *<F7>
                  Emerging                 Real                     Capital                              Pacific Rim
                  Growth       Common      Estate       Balanced    Growth      Money-       *<F7>       Emerging
                  Equity       Stock       Securities   Assets      Bond        Market      InternationalMarkets
                  Sub-Account  Sub-Account Sub-Account  Sub-Account Sub-Account Sub-Account Sub-Account  Sub-Account   Total
                  --------------------------------------------------------------------------------------------------------------

Investment income:
  Dividend income     $43,907     $267,928     $75,896     $603,014    $311,297     $186,610        $851        $871  $1,490,374
Expenses:
  Mortality and
  expense risks
  charge                  --           --          --          --           --          --            --          --         --
                  --------------------------------------------------------------------------------------------------------------
Net investment
  income               43,907      267,928      75,896      603,014     311,297      186,610         851         871   1,490,374
                  --------------------------------------------------------------------------------------------------------------
Realized and
  unrealized gain
  (loss) on
  investments:
Realized gain
  (loss) from
  security
  transactions:
  Proceeds from sales 491,049      461,407     428,802      627,251     375,016    2,993,307          82         899   5,377,813
  Cost of securities
   sold               279,863      461,748     397,773      628,521     366,261    2,980,427          84         956   5,115,633
                      ----------------------------------------------------------------------------------------------------------
Net realized gain
  (loss)              211,186         (341)     31,029       (1,270)      8,755       12,880          (2)        (57)    262,180
                      ----------------------------------------------------------------------------------------------------------

Unrealized (appreciation)
 depreciation of
 investments:
 Beginning of year    333,432       (2,379)     24,832     (109,999)    (45,400)     (24,284)         --          --     176,202
 End of year           78,088     (438,289)   (280,544)  (1,064,130)   (542,982)     (75,010)     (3,406)     (8,633) (2,334,906)
                     -----------------------------------------------------------------------------------------------------------
Net unrealized
 depreciation during
 the year            (255,344)    (435,910)   (305,376)    (954,131)   (497,582)     (50,726)     (3,406)     (8,633) (2,511,108)
                     -----------------------------------------------------------------------------------------------------------
Net realized and
 unrealized loss on
 investments          (44,158)    (436,251)   (274,347)    (955,401)   (488,827)     (37,846)     (3,408)     (8,690) (2,248,928)
                     -----------------------------------------------------------------------------------------------------------
Net decrease in net
 assets derived from
 operations             $(251)   $(168,323)  $(198,451)  $ (352,387)  $(177,530)   $ 148,764    $ (2,557)   $ (7,819) $ (758,554)
                     ===========================================================================================================

*<F7> Reflects the period from commencement of operations October 4, 1994 through December 31, 1994.</F7>

See accompanying notes.


                                                   Separate Account Three of
                                      The Manufacturers Life Insurance Company of America
                                              Statements of Changes in Net Assets
                                            Years ended December 31, 1994 and 1993
                                                                                               Real Estate
                                   Emerging Growth               Common Stock                  Securities
                                   Equity Sub-Account            Sub-Account                   Sub-Account
                              -----------------------------------------------------------------------------------
                              Year ended   Year ended         Year ended   Year ended     Year ended   Year ended
                              Dec. 31/94   Dec. 31/93         Dec. 31/94   Dec. 31/93     Dec. 31/94   Dec. 31/93
                              -----------------------------------------------------------------------------------

From operations
Net investment income        $   43,907    $ 251,345          $  267,928   $  38,418      $  75,896    $  62,048
Net realized gain (loss)        211,186       24,226                (341)    100,980         31,029        7,545
Unrealized (depreciation)
 appreciation of
 investments during the year   (255,344)      28,423            (435,910)    (88,251)      (305,376)     (13,818)
                              ----------------------------------------------------------------------------------
Increase (decrease)  in net
 assets derived
 from operations                   (251)     303,994            (168,323)     51,147       (198,451)      55,775
                              ----------------------------------------------------------------------------------
From capital transactions
Additions (deductions) from:
 Transfer of net premiums    12,590,008    1,239,654           5,554,746     581,711      4,874,992      647,750
 Transfer on death                ____         ____               ____         ____           ____         ____
 Transfer of terminations    (1,565,370)     (58,498)           (649,516)   (366,106)      (663,869)     (18,153)
 Transfer of policy loans       (86,018)     (26,763)            (36,417)     (8,300)        (6,117)     (23,327)
 Net interfund transfers        823,390      172,225             421,280     (89,887)       318,546       70,007
                              -----------------------------------------------------------------------------------
                             11,762,010    1,326,618           5,290,093     117,418      4,523,552      676,277
                              -----------------------------------------------------------------------------------
Net increase in net assets   11,761,759    1,630,612           5,121,770     168,565      4,325,101      732,052

Net assets
 Beginning of Year            2,626,159      995,547             824,080     655,515        912,564      180,512
                              -----------------------------------------------------------------------------------
 End of Year               $ 14,387,918  $ 2,626,159         $ 5,945,850   $ 824,080    $ 5,237,665      912,564
                              ===================================================================================

See accompanying notes.

                                                   Separate Account Three of
                                      The Manufacturers Life Insurance Company of America
                                        Statements of Changes in Net Assets (continued)
                                            Years ended December 31, 1994 and 1993

                                   Balanced Assets               Capital Growth                Money Market
                                     Sub-Account                 Bond Sub-Account              Sub-Account
                              -----------------------------------------------------------------------------------
                              Year ended   Year ended         Year ended   Year ended     Year ended   Year ended
                              Dec. 31/94   Dec. 31/93         Dec. 31/94   Dec. 31/93     Dec. 31/94   Dec. 31/93
                              -----------------------------------------------------------------------------------

From operations
Net investment income          $ 603,014   $ 195,442           $ 311,297    $ 103,057     $  186,610    $ 12,521
Net realized gain (loss)          (1,270)    345,185               8,755        6,150         12,880        (998)
Unrealized (depreciation)
 appreciation of
 investments during the year    (954,131)   (361,715)           (497,582)     (63,182)       (50,726)       (621)
                              ----------------------------------------------------------------------------------
Increase (decrease) in net
 assets derived
 from operations                (352,387)    178,912            (177,530)      46,025        148,764      10,902
                              ----------------------------------------------------------------------------------
From capital transactions
Additions (deductions) from:
 Transfer of net premiums      9,721,164   2,223,408           3,709,555    1,542,401      9,185,855     677,589
 Transfer on death                ____       (42,338)              ____         ____           ____        ____
 Transfer of terminations     (1,044,780)    (57,543)           (306,914)     (22,391)    (1,053,809)   (125,188)
 Transfer of policy loans       (153,402)   (115,269)            (57,452)     (63,465)          (110)       (101)
 Net interfund transfers         150,911      43,189            (184,732)      35,235     (1,923,048)   (226,511)
                              -----------------------------------------------------------------------------------
                               8,673,893   2,051,447           3,160,457    1,491,780      6,208,888     325,789
                              -----------------------------------------------------------------------------------
Net increase in net assets     8,321,506   2,230,359           2,982,927    1,537,805      6,357,652     336,691

Net assets
 Beginning of Year             3,729,993   1,499,634           2,078,248      540,443        769,590     432,899
                              -----------------------------------------------------------------------------------
 End of Year                $ 12,051,499 $ 3,729,993         $ 5,061,175  $ 2,078,248    $ 7,127,242  $  769,590
                              ===================================================================================

See accompanying notes.


                                                   Separate Account Three of
                                      The Manufacturers Life Insurance Company of America
                                        Statements of Changes in Net Assets (continued)
                                            Years ended December 31, 1994 and 1993

                                                            Pacific Rim
                              International              Emerging Markets
                              Sub-Account                   Sub-Account                        Total
                              -------------------------------------------------------------------------------
                              Period ended                  Period ended             Year ended   Year ended
                              Dec. 31/94*<F8>               Dec. 31/94*<F8>          Dec. 31/94   Dec. 31/93
                              -------------------------------------------------------------------------------

From operations
Net investment income          $      851                     $      871            $ 1,490,374    $ 662,831
Net realized gain (loss)               (2)                           (57)               262,180      483,088
Unrealized (depreciation)
 appreciation of
 investments during the year       (3,406)                        (8,633)            (2,511,108)    (499,164)
                              -------------------------------------------------------------------------------
Increase (decrease) in net
 assets derived
 from operations                   (2,557)                        (7,819)              (758,554)     646,755
                              -------------------------------------------------------------------------------
From capital transactions
Additions (deductions) from:
 Transfer of net premiums          73,368                         41,337             45,751,025    6,912,513
 Transfer on death                  ____                           ____                   ____       (42,338)
 Transfer of terminations          (4,461)                        (2,998)            (5,291,717)    (647,879)
 Transfer of policy loans            (768)                          (768)              (341,052)    (237,225)
 Net interfund transfers          262,432                        214,741                 83,520        4,258
                              -------------------------------------------------------------------------------
                                  330,571                        252,312             40,201,776    5,989,329
                              -------------------------------------------------------------------------------
Net increase in net assets        328,014                        244,493             39,443,222    6,636,084

Net assets
 Beginning of Year                  ____                           ____              10,940,634    4,304,550
                              ------------------------------------------------------------------------------
 End of Year                   $  328,014                    $   244,493           $ 50,383,856 $ 10,940,634
                              ===============================================================================

*<F8> Reflects the period from commencement of operations October 4, 1994 through December 31, 1994.</F8>

See accompanying notes.

                         Separate Account Three of
            The Manufacturers Life Insurance Company of America
                       Notes to Financial Statements


December 31, 1994

1.  Organization

Separate Account Three of The Manufacturers Life Insurance Company of America (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended. The Separate Account is currently comprised of eight investment sub-accounts, one for each series of shares of Manulife Series Fund, Inc., available for allocation of net premiums under single premium variable life insurance policies (the "Policies") issued by The Manufacturers Life Insurance Company of America ("Manufacturers Life of America").

The Separate Account was established by Manufacturers Life of America, a wholly-owned subsidiary of The Manufacturers Life Insurance Company of Michigan ("MLIM"), as a separate investment account on February 6, 1987. MLIM is a life insurance holding company organized in 1983 under Michigan law and a wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife Financial"), a mutual life insurance company based in Toronto, Canada.

The assets of the Separate Accounts are the property of Manufacturers Life of America. The portion of the Separate Account's assets applicable to the Policies will not be chargeable with liabilities arising out of any other business Manufacturers Life of America may conduct.

The net assets may not be less than the amount required under state insurance law to provide for death (without regard to the minimum death benefit guarantee) and other Policy benefits.

Additional assets are held in Manufacturers Life of America's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

In September 1993, Manufacturers Life of America began to market a new life insurance product, Horizon Variable Universal Life, through Separate Account Three. In September 1994, Manufacturers Life of America added Generation, a survivorship variable life product sold through Separate Account Three.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in preparation of its financial statements.

a. Valuation of Investments - Investments are made among the eight Funds of Manulife Series Fund, Inc. and are valued at the reported net asset values of these Funds. Transactions are recorded on the trade date.

b. Realized gains and losses on the sale of investments are computed on the first-in, first-out basis.

c.    Dividend income is recorded on the ex-dividend date.

d. Federal Income Taxes - Manufacturers Life of America, the Separate Account's sponsor, is taxed as a "life insurance company" under the Internal Revenue Code. Under these provisions of the Code, the operations of the Separate Account form part of the sponsor's total operations and are not taxed separately.

The current year's operations of the Separate Account are not expected to affect the sponsor's tax liabilities and, accordingly, no charges were made against the Separate Account for federal, state and local taxes. However, in the future, should the sponsor incur significant tax liabilities related to Separate Account operations, it intends to make a charge or establish a provision within the Separate Account for such taxes.

3.  Mortality and Expense Risks Charge

Until March 1993, Manufacturers Life of America deducted from the assets of the Separate Account a daily charge equivalent to an annual rate of 0.50% of the average net value of the Separate Account's assets for mortality and expense risks. After March 1993, mortality expense charges are only applied to Horizon Variable Universal Life and Generation Survivorship Variable Universal Life policies and are deducted as a policy charge rather than an expense of the Separate Account.


4.  Purchases and Sales of Manulife Series Fund, Inc. Shares

Purchases and sales of the shares of common stock of Manulife Series Fund, Inc. for the year ended December 31, 1994 were $47,012,777 and $5,377,813, respectively, and for the year ended December 31, 1993 were $8,804,293 and $2,194,923, respectively.

5.  Related Party Transactions

ManEquity, Inc., a registered broker-dealer and indirect wholly-owned subsidiary of Manulife Financial, acts as the principal underwriter of the Policies pursuant to a Distribution Agreement with Manufacturers Life of America. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. Registered representatives are compensated on a commission basis.

Manufacturers Life of America has a formal service agreement with its affiliate, Manulife Financial, which can be terminated by either party upon two months' notice. Under this Agreement, Manufacturers Life of America pays for legal, actuarial, investment and certain other administrative services.

[THIS PAGE INTENTIONALLY LEFT BLANK]

The following financial statements of
The Manufacturers Life Insurance Company of America for the period ended September 30, 1995 only are unaudited.

           The Manufacturers Life Insurance Company of America

                             Balance Sheets

                                            September 30     December 31
                                                 1995           1994
                                           ------------------------------
                                             (Unaudited)
Assets
Bonds, at amortized cost (market
  $60,296,680 - 1995 and
  $51,080,395 - 1994)                     $57,902,241      $52,149,080
Stocks (Note 7)                            24,052,190       25,629,580
Short-term investments                        189,672       10,914,561
Policy loans                                6,582,470        4,494,390
                                          ------------------------------
Total investments                          88,726,573       93,187,611

Cash on hand and on deposit                 3,584,824        5,069,197
Life insurance premiums deferred
  and uncollected                             247,393         13,646
Accrued investment income                   1,047,513          796,333
Separate account assets                   439,258,680      302,736,198
Funds receivable on reinsurance assumed       421,666          880,284
Receivable for undelivered securities          15,682           69,003
Other assets                                  156,570          333,651
                                          ------------------------------
Total assets                             $533,458,901     $403,085,923
                                          ==============================

Liabilities, capital and surplus
Aggregate policy reserves                 $33,749,082      $29,761,174
Contract deposit funds                      2,750,817        3,938,425
Interest maintenance and asset
  valuation reserves                        4,209,156          111,566
Policy and contract claims                     77,415           94,346
Provision for policyholder dividends
  payable                                   2,379,081        1,385,409
Amounts due to affiliates                   6,872,260        7,377,108
Accrued liabilities                         3,803,608        4,773,565
Amounts payable for undelivered securities      7,841        3,512,459
Separate account liabilities              439,258,680      302,736,198
                                          -----------------------------
Total liabilities                         493,107,940      353,690,250

Capital and surplus:
  Common shares, par value $1.00;
    authorized, 5,000,000 shares;
    issued and outstanding shares
    (4,501,856--1995 and 4,501,855-- 1994)  4,501,856        4,501,855
  Preferred shared, par value $100;
    authorized, 5,000,000 shares;
    issued and outstanding shares
    (105,000--1995 and 1994)               10,500,000       10,500,000
  Capital paid in excess of par value      54,999,997       49,849,998
  Surplus                                 (29,650,892)     (15,456,180)
                                         ------------------------------
Total capital and surplus                  40,350,961       49,395,673
                                         ------------------------------
Total liabilities, capital, and surplus  $533,458,901     $403,085,923
                                         ==============================

                 The Manufacturers Life Insurance Company of America

                               Statement of Operations
                                     (Unaudited)

                                     Three Months Ended         Nine Months Ended
                                        September 30              September 30
                                    1995           1994        1995          1994
                               --------------------------  ------------------------
Revenues:
  Life premiums                 $26,544,818 $21,796,303    $87,786,742  $73,901,637
  Annuity deposits                9,176,744  15,984,688     29,606,973   63,516,003
  Investment income, net of
   investment expenses            1,197,939     595,134      3,854,192    2,193,338
  Amortization of interest
   maintenance reserve                8,353     (11,691)        14,172       27,901
  Foreign exchange gain (loss)     (329,945)    492,338       (329,662)     128,130
  Other revenue                      37,106      12,096         92,821       29,638
                                -------------------------  -------------------------
Total revenues                   36,635,015  38,868,868    121,025,238  139,796,647

Benefits paid or provided:
  Increase (decrease) in
   aggregate policy reserves     (2,172,807) (2,690,406)     3,987,908   (4,359,854)
  Increase (decrease) in
   liability for deposit funds     (701,354) (2,211,032)    (1,187,608)     773,375
  Transfers to separate
   accounts, net                 21,999,494  31,050,361     73,046,861  112,599,442
  Death benefits                    694,831     207,720      2,163,196      329,505
  Annuity benefits                 (506,892)    (21,953)        30,802      224,706
  Surrender benefits              6,683,913     707,625     12,938,150    2,100,743
                                ------------------------   -------------------------
                                 25,997,185  27,042,315     90,979,309  111,667,917

Insurance expenses:
  Intercompany service fee        5,289,000   5,895,734     16,764,000   16,358,143
  Commissions                     4,471,643   5,562,635     13,449,277   17,953,310
  General expenses                4,665,024   1,726,021      9,470,575    4,609,828
  Commission and expense
    allowances on
    reinsurance assumed              13,329      53,332        942,979      583,192
                                ------------------------   -------------------------
                                 14,438,996  13,237,722     40,626,831   39,504,473
                                ------------------------   -------------------------
Loss before policyholders'
  dividends and federal
  income tax benefit             (3,801,166) (1,411,169)   (10,580,902) (11,375,743)
Dividends to policyholders          263,345    (152,804)     2,172,621      593,435
                                ------------------------   -------------------------
Loss before federal income tax
  benefit                        (4,064,511) (1,258,365)   (12,753,523) (11,969,178)
Federal income tax benefit               -       99,969             -       499,393
                                ------------------------   -------------------------
Net loss from operations after
  policy-holders' dividends
  and federal income tax         (4,064,511) (1,358,334)   (12,753,523)  (12,468,571)
Net realized capital gain
  (loss) net of transfer to
  interest maintenance reserve       38,348         (75)       630,788      (554,046)
                                ------------------------   --------------------------
                                ($4,026,163) ($1,358,409) ($12,122,735) ($13,022,617)
                                ========================   ==========================

           The Manufacturers Life Insurance Company of America

                        Statements of Cash Flows
                               (Unaudited)

                                               Nine Months Ended
                                                 September 30
                                          1995                 1994
                                       -----------------------------
Operating activities:
Premiums collected, net                  $117,159,968  $137,421,718
Policy benefits paid, net                 (15,137,221)   (2,797,112)
Commissions and other expenses paid       (43,854,220)  (35,341,889)
Net investment income                       3,569,190     2,179,963
Dividends paid to policyholders            (1,178,949)     (724,935)
Other income and expenses                    (172,880)     (786,657)
Transfers to separate accounts, net       (72,596,690) (112,179,755)
                                       -----------------------------
Net cash used in operating activities     (12,210,802)  (12,228,667)


Investing activities
Sale, maturity, or repayment of
 investments                               62,744,420    36,295,459
Purchase of investments                   (67,892,880)  (27,311,651)
                                       -----------------------------
Net cash (used in) provided by
  investing activities                     (5,148,460)    8,983,808

Financing Activities
Issuance of stock                           5,150,000           -


Net increase in cash and short-term
  investments                             (12,209,262)   (3,244,859)

Cash and short-term investments
  at beginning of year                     15,983,758     9,058,136
                                       -----------------------------
Cash and short-term investments
  at end of year                           $3,774,496    $5,813,277
                                       =============================

                 The Manufacturers Life Insurance Company of America

                     Statement of Changes in Capital and Surplus
                                     (Unaudited)

                                            Capital
                                            Paid in
                                           Excess of
                                Capital    Par Value    Surplus    Total
                           -------------------------------------------------

Balance, December 31, 1994  $15,001,855 $49,849,998 ($15,456,180) $49,395,673

Net loss from operations                             (12,122,735) (12,122,735)
Issuance of common stock              1   5,149,999                 5,150,000
Increase in asset valuation
  reserve                                             (2,869,008)  (2,869,008)
Increase in nonadmitted assets                        (1,710,551)  (1,710,551)
Change in liability for
  reinsurance in unauthorized
  companies                                              (54,935)     (54,935)
Change in net unrealized
  capital gains                                        2,562,517    2,562,517
                            -------------------------------------------------
Balance, September 30, 1995 $15,001,856 $54,999,997 ($29,650,892) $40,350,961
                            =================================================

           The Manufacturers Life Insurance Company of America

                      Notes to Financial Statements
                               (Unaudited)
                           September 30, 1995


1.   Organization

The Manufacturers Life Insurance Company of America ("Manufacturers Life of America" or the "Company") is a wholly-owned subsidiary of The Manufacturers Life Insurance Company of Michigan (the "Parent"), which is in turn a wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife Financial"), a Canadian-based mutual life insurance company (Notes 4 and 5).

During the nine months ended September 30, 1995, the Company received a capital contribution of $5,150,000 from the Parent in return for one share of common stock (par value $1).

Subsequent to the end of the period the Company received a capital contribution of $7,420,000 from the Parent in return for one share of common stock (par value $1).



2.   Significant Accounting Policies

Basis of Presentation

The accompanying unaudited financial statements of The Manufacturers Life Insurance Company of America have been prepared in accordance with accounting practices prescribed or permitted for interim financial information by the Insurance Department of Michigan (statutory practices) and with the instructions to Form 10-Q and Article 10 Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements for mutual life insurance companies and their wholly-owned and indirect subsidiaries.

Statutory practices differ in certain respects from generally accepted accounting principles followed by stock life insurance companies in determining financial position and results of operations. In general, the differences are: (1) commissions and other costs of acquiring and writing policies are charged to expense in the year incurred rather than being amortized over the related policy term; (2) certain non-admitted assets are excluded from the balance sheet; (3) deferred income taxes are not provided for timing differences in recording certain items for financial statement and tax purposes; (4) certain transactions are reflected directly to surplus rather than reflected in net income from operations, and (5) debt securities are carried at amortized cost. Operating results for the nine month period ended September 30, 1995 are not necessarily indicative of the results that may be expected for the year ended December 31, 1995. For further information, refer to the financial statements and footnotes thereto included in the Company's annual report on Form 10-K for the year ended December 31, 1994.

In April 1993, the Financial Accounting Standard Board issued Interpretation 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises." The interpretation, which has been amended to be effective for 1996 annual financial statements and thereafter, will no longer allow statutory financial statements to be described as being prepared in conformity with generally accepted accounting principles (GAAP). This will require life insurance companies to adopt all applicable standards promulgated by the FASB in any general purpose financial statements such companies may issue. While GAAP standards have recently been developed for mutual life insurance companies, the Company has not yet quantified the effects of the Interpretation on its general purpose financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

All amounts presented are expressed in U.S. Dollars.

Certain amounts from prior years have been restated to conform to the current year's presentation.

Stocks

Stocks are carried at market value.

Bonds

Bonds are carried at amortized cost. Discounts and premiums on investments are amortized using the effective interest method. Gains and losses on sales of bonds are calculated on the specific identification method and recognized into income based on NAIC prescribed formulas. Short-term investments include investments with maturities of less than one year at the date of acquisition. Market values disclosed are based on NAIC quoted values.

Asset Valuation Reserve and Interest Maintenance Reserve

The Asset Valuation Reserve and Interest Maintenance Reserve were determined by NAIC prescribed formulas and are reported as liabilities rather than as valuation allowances or appropriations of surplus.

Policy and Contract Claims

Policy and contract claims are determined on an individual case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity and variable life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements.

Revenue Recognition

Both premium and investment income are recorded when due.

Reinsurance

Reinsurance premiums and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and claims are reported net of reinsured amounts.


Policy Reserves

Certain policy reserves are calculated based on statutorily required interest and mortality assumptions.

3.   Investments and Investment Income

The amortized cost and market value of investments in fixed maturities (bonds) as of September 30, 1995 is summarized as follows:

                                                                 Quoted or
                                           Gross      Gross      Estimated
                             Amortized     Unrealized Unrealized Market
                              Cost         Gains      Losses     Value
                             ---------------------------------------------

U.S. Government Securities    $21,034,081   $706,256 $(49,695) $21,690,642
Foreign Government Securities   7,116,744    299,468  (13,898)   7,402,314
Corporate Securities           29,751,416  1,530,866  (78,558)  31,203,724
                             ---------------------------------------------
                              $57,902,241 $2,536,590 (142,151) $60,296,680
                             ==============================================


Proceeds from sales of investments in debt securities during the first nine months of 1995 were $58,728,738. Gross gains of $2,416,264 and gross losses of $199,627 were realized on those sales.

The amortized cost and market value of investments in fixed maturities (bonds) as of December 31, 1994 is summarized as follows:

                                                                 Quoted or
                                           Gross      Gross      Estimated
                             Amortized     Unrealized Unrealized Market
                              Cost         Gains      Losses     Value
                             -----------------------------------------------

U.S. Government securities   $34,265,162  $243,971   $(441,592)  $34,067,531
Foreign Government securities  7,388,458              (294,385)    7,094,073
Corporate securities          10,495,470     2,457    (577,136)    9,920,791
                             -----------------------------------------------
                             $52,149,080  $246,428 $(1,313,113)  $51,082,395


The amortized cost and market value of fixed maturities at September 30, 1995 by contractual maturities, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.


   Years to Maturity                 Amortized Cost   Market Value
   ------------------                -------------------------------

One year or less                      $  675,639       $  679,474
Greater than 1; up to 5 years          5,706,420        5,786,646
Greater than 5; up to 10 years        17,870,070       19,000,568
Due after 10 years                    33,650,112       34,829,992
                                     -------------------------------
                                     $57,902,241      $60,296,680
                                     ===============================


At September 30, 1995, $5,696,857 of bonds at amortized costs were on deposit with government insurance departments to satisfy regulatory regulations.


Major categories of net investment income for the nine months ended September 30, 1995 were as follows:

                                       Net Investment Income
                                      1995               1994
                                 -------------------------------
Gross investment income:
    Bond Income                   $3,190,652      $1,311,007
    Dividends: Manulife Series
        Fund, Inc. (Note 7)            7,848         407,610
    Policy Loans                     296,205         192,491
    Short-term investments           624,593         366,387
                                 -------------------------------
                                   4,119,298       2,277,495
Investment Expenses                 (265,106)        (84,157)
                                 -------------------------------
Net investment income             $3,854,192      $2,193,338

                                 ================================

4.    Related Party Transactions

Manufacturers Life of America has a formal service agreement with Manulife Financial which can be terminated by either party upon two months' notice. Under the Agreement, Manufacturers Life of America will pay direct operating expenses incurred each year by Manulife Financial on behalf of Manufacturers Life of America. Services provided under the Agreement include legal, actuarial, investment, data processing and certain other administrative services. Costs incurred under this Agreement, for the nine months ended September 30, 1995 and 1994, were $17,029,106 and $16,442,300 respectively.

In addition, the Company has several reinsurance agreements with Manulife Financial which may be terminated upon the specified notice by either party. These agreements are summarized as follows:

(a) The Company assumes two blocks of insurance from Manulife Financial under coinsurance treaties. The Company's risk is limited to $100,000 of initial face amount per claim plus a pro-rata share of any increase in face amount.

(b) The Company cedes the risk in excess of $25,000 per life to Manulife Financial under the terms of an automatic reinsurance agreement.

(c) The Company cedes a substantial portion of its risk on its Flexible Premium Variable Life policies to Manulife Financial under the terms of a stop loss reinsurance agreement.

(d) Under the terms of an automatic coinsurance agreement, the Company cedes its risk on structured settlements to Manulife Financial.


Selected amounts for the nine months ended September 30, 1995 and 1994 relating to the above treaties reflected in the financial statements are as follows:

                                       1995              1994
                                  ------------------------------

Life and annuity premiums assumed  $ 5,540,617      $ 2,577,230
Other life and annuity
  consideration ceded                 (431,357)        (544,056)
Commissions and expense allowances
  on reinsurance assumed              (942,979)        (583,192)
Policy reserves assumed             50,651,383       25,896,167
Policy reserves ceded                3,862,617        3,763,793


5.    Federal Income Tax

The Company joins the Parent and another wholly-owned life insurance subsidiary in filing a U.S. consolidated income tax return as a life insurance group under provisions of the Internal Revenue Code. In accordance with an income tax-sharing agreement dated December 29, 1983, the Company's income tax provision (or benefit) is computed as if the Company filed a separate income tax return. The Company receives no surtax exemption. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable to the Company, provided the consolidated group utilizes such benefits currently. The tax provision or benefit is the estimated amount that the Company will receive from the consolidated group under the tax sharing agreement.

6.    Statutory Restrictions on Dividends

The Company is subject to statutory limitations on the payment of dividends to its Parent. The Company cannot pay dividends during 1995 without the prior approval of insurance regulatory authorities.


7.    Investment in Manulife Series Fund, Inc.

The Company markets variable life insurance and variable annuity products through Separate Accounts which use Manulife Series Fund, Inc. as its investment vehicle.

Common stock represents the Company's seed money investment in Manulife Series Fund, Inc.

Report of Independent Auditors



The Board of Directors
The Manufacturers Life Insurance
  Company of America


We have audited the accompanying balance sheets of The Manufacturers Life Insurance Company of America as of December 31, 1994 and 1993, and the related statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of America at December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles and with reporting practices prescribed or permitted by the Insurance Department of the State of Michigan.


Philadelphia, Pennsylvania                             ERNST & YOUNG LLP
February 20, 1995

             The Manufacturers Life Insurance Company of America
                               Balance Sheets

                                                   December 31
                                               1994          1993
                                          ----------------------------
Assets

Bonds, at amortized cost (market
 $51,082,395-1994
 and $24,120,198-1993)                     $  52,149,080  $ 23,375,773
Stocks (note 9)                               25,629,580    40,549,278
Short-term investments                        10,914,561       797,875
Policy loans                                   4,494,390     3,023,275
                                          ----------------------------
Total investments                             93,187,611    67,746,201
Cash                                           5,069,197     8,260,261
Life insurance premiums deferred
 and uncollected                                  13,646        31,574
Accrued investment income                        796,333       468,968
Separate account assets                      302,736,198   174,182,746
Funds receivable on reinsurance assumed          880,284     2,240,200
Receivable for undelivered securities             69,003       353,576
Other assets                                     333,651       108,260
                                          -----------------------------
Total assets                               $ 403,085,923 $ 253,391,786
                                          =============================
Liabilities, capital and surplus
Aggregate policy reserves                   $ 29,761,174  $ 13,019,605
Other contract deposits                        3,938,425     3,284,211
Interest maintenance and asset
 valuation reserves                              111,566       431,400
Policy and contract claims                        94,346       153,709
Provision for policyholder
 dividends payable                             1,385,409     1,016,502
Amounts due to affiliates                      7,377,108     7,953,242
Payable for undelivered securities             3,512,459             -
Accrued liabilities                            4,773,565     2,694,433
Separate account liabilities                 302,736,198   174,182,746
                                          ----------------------------
Total liabilities                            353,690,250   202,735,848
Capital and surplus:
  Common shares, par value $1.00; authorized,
   5,000,000 shares; issued and outstanding
   4,501,855 shares (1,501,854 shares in 1993)
                                               4,501,855     1,501,854
  Preferred shares, par value $100;
   authorized 5,000,000 shares; issued and
   outstanding 105,000 shares (335,000
   shares in 1993)                            10,500,000    33,500,000
  Capital paid in excess of par value         49,849,998     9,849,999
  Surplus (deficit)                          (15,456,180)    5,804,085
                                          -----------------------------
Total capital and surplus                     49,395,673    50,655,938
                                          -----------------------------
Total liabilities, capital and surplus     $ 403,085,923 $ 253,391,786

See accompanying notes.

             The Manufacturers Life Insurance Company of America
                          Statements of Operations

                                          Year ended December 31
Revenues:                             1994          1993        1992
                                  ---------------------------------------
 Life and annuity premiums,
  principally reinsurance
  assumed                         $ 25,385,628  $ 12,745,981  $ 6,579,233
 Other life and annuity
  considerations                   168,075,003   113,332,974   33,268,869
 Investment income, net of
  investment expenses ($106,908
  in 1994, $89,186 in 1993,
  $58,423 in 1992)                   3,588,629     3,323,962    1,430,454
 Amortization of interest
  maintenance reserve                   19,527        32,866        7,707
 Commission and expense allowance
  on reinsurance ceded                 187,694             -            -
 Foreign exchange gain (loss)          114,728      (197,971)      24,657
 Other revenues                         54,763        33,935        4,903
                                   --------------------------------------
Total revenues                     197,425,972   129,271,747   41,315,823
Benefits paid or provided:
 Increase in aggregate policy
  reserves                          16,741,569     5,168,484    3,625,964
 Increase in liability for
  deposit funds                        654,214     2,820,520      422,369
 Transfers to separate accounts,
  net                              136,896,150    98,601,141   26,789,260
 Death benefits                        640,875       582,534      286,278
 Maturity benefits                     580,615        79,253           -
 Surrender benefits                  3,701,591     2,319,926    1,596,434
                                   --------------------------------------
                                   159,215,014   109,571,858   32,720,305
Insurance expenses:
  Management fee                       21,222,310  12,378,288   4,861,244
  Commissions                          23,416,110  14,742,130   5,192,462
  General expenses                      8,260,467   5,108,104   2,744,475
  Commissions and expense allowances
    on reinsurance assumed                810,252     329,634     269,141
                                   --------------------------------------
                                       53,709,139  32,558,156  13,067,322
Loss before policyholders' dividends
  and federal income tax              (15,498,181)(12,858,267) (4,471,804)
Dividends to policyholders              1,149,719     837,454     634,652
                                   ---------------------------------------
Loss before federal income tax        (16,647,900)(13,695,721) (5,106,456)
Federal income tax provision
  (benefit)                                    -     (324,643)    339,539
                                   ---------------------------------------
Net loss from operations
  after policyholders'
  dividends and federal income tax    (16,647,900)(13,371,078) (5,445,995)
Net realized capital gains (excluding
  capital gains tax of $0 in 1994,
  $236,415 in 1993, and $0 in 1992
  and $(554,000) in 1994, $347,292
  in 1993, and $68,401 in 1992
  transferred to (from) the interest
  maintenance reserve)                 (3,012,485)     93,618     139,261
                                    --------------------------------------
Net loss from operations             $(19,660,385)$(13,277,460)$(5,306,734)

See accompanying notes.

              The Manufacturers Life Insurance Company of America
                 Statements of Changes in Capital and Surplus

                                         Capital
                                         Paid in
                                         Excess of    Surplus
                            Capital      Par Value    (Deficit)    Total
                            ---------------------------------------------------
Balance, December 31, 1991  $29,001,853  $4,000,000   $19,650,265  $52,652,118

Net loss from operations                               (5,306,734)  (5,306,734)
Issuance of preferred shares  6,000,000                              6,000,000
Increase in asset valuation
 reserve                                                   (8,813)      (8,813)
Increase in nonadmitted assets                         (1,025,556)  (1,025,556)
Change in liability for
 reinsurance in
 unauthorized companies                                    (7,166)      (7,166)
Company's share of increase
 in separate account assets,
 net                                                    3,240,199    3,240,199
                            ---------------------------------------------------
Balance, December 31, 1992    35,001,853   4,000,000   16,542,195   55,544,048
Net loss from operations                              (13,277,460) (13,277,460)
Issuance of common stocks              1   5,849,999                 5,850,000
Increase in asset valuation
 reserve                                                  (13,076)     (13,076)
Increase in nonadmitted
 assets                                                  (133,575)    (133,575)
Change in net unrealized
 capital losses                                        (1,592,242)  (1,592,242)
Change in liability for
 reinsurance in
 unauthorized companies                                   (29,905)     (29,905)
Company's share of increase
 in separate account assets                             4,308,148     4,308,148
                              --------------------------------------------------
Balance, December 31, 1993    35,001,854   9,849,999    5,804,085    50,655,938

Net loss from operations                              (19,660,385)  (19,660,385)
Issuance of common shares              1  19,999,999                 20,000,000
Capital restructuring of
 preference shares           (20,000,000) 20,000,000                         -
Increase in asset valuation
 reserve                                                  (55,286)      (55,286)
Increase in nonadmitted
 assets                                                (1,021,357)   (1,021,357)
Change in net unrealized
 capital losses                                          (425,082)     (425,082)
Change in liability for
 reinsurance in
 unauthorized companies                                   (98,155)      (98,155)
                              --------------------------------------------------
Balance, December 31, 1994   $15,001,855 $49,849,998 $(15,456,180)  $49,395,673
                              ==================================================
See accompanying notes.

              The Manufacturers Life Insurance Company of America
                           Statements of Cash Flows

                                       Year ended December 31
                                   1994          1993          1992
                                -------------------------------------------

Operating activities
Premiums collected, net         $193,478,637    $126,075,035  $39,842,600
Policy benefits paid, net         (4,982,444)     (2,829,812)  (1,932,712)
Commissions and other
 expenses paid                   (48,141,400)    (35,203,997)  (9,431,344)
Net investment income              3,343,515       3,197,892    1,356,553
Other income and expenses         (1,946,063)     (1,592,957)  (1,849,180)
Transfers to separate
 accounts, net                  (136,950,482)    (98,220,292) (26,266,436)
Net cash provided by (used in)
 operating activities              4,801,763      (8,574,131)   1,719,481

Investing activities
Sale, maturity, or repayment
 of investments                   73,187,733      28,248,633   11,975,475
Purchase of investments          (91,063,874)    (73,688,735) (24,400,135)
Net cash used in investing
 activities                      (17,876,141)    (45,440,102) (12,424,660)

Financing activities
Issuance of shares                20,000,000       5,850,000    6,000,000
Surplus withdrawn from
 separate account                          -      48,701,076    6,000,000

Net cash provided by financing
 activities                       20,000,000      54,551,076   12,000,000
Net increase in cash and
 short-term investments            6,925,622         536,843    1,294,821
Cash and short-term investments
 at beginning of year              9,058,136       8,521,293    7,226,472
Cash and short-term investments
 at end of year                  $15,983,758      $9,058,136   $8,521,293

See accompanying notes.

              The Manufacturers Life Insurance Company of America
                         Notes to Financial Statements
                               December 31, 1994


1.  Organization

The Manufacturers Life Insurance Company of America (Manufacturers Life of America or the Company) is a wholly-owned subsidiary of The Manufacturers Life Insurance Company of Michigan (the Parent), which is in turn a wholly-owned subsidiary of The Manufacturers Life Insurance Company (Manulife Financial), a Canadian-based mutual life insurance company (Notes 4 and 5).

During 1994, the Company's parent contributed $20,000,000 capital in return for 1 share of the Company's common stock par value $1 with the remaining $19,999,999 being recorded as contributed surplus. During 1994 the Company restructured its capital by exchanging 230,000 shares of preferred stock with a par value of $23,000,000 for 3,000,000 shares of common stock par value $3,000,000 with the remaining $20,000,000 being recorded as contributed surplus.

The Parent contributed $5,850,000 in capital in return for 1 share of common stock during 1993, $6,000,000 in capital in return for 60,000 shares of preferred stock during 1992.

During 1991, the Company invested $1,800,000 to fund initial branch operations in Taiwan. This investment in Taiwan was increased by $6,000,000 in 1992 and a further investment of $5,200,000 in 1993.
There was no new funding in 1994 for the Taiwan branch.

2.  Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of Manufacturers Life of America have been prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of Michigan, which are considered generally accepted accounting principles for mutual life insurance companies and their wholly-owned direct and indirect subsidiaries. Such practices differ in certain respects from generally accepted accounting principles followed by stock life insurance companies in determining financial position and results of operations. In general, the differences are: (1) commissions and other costs of acquiring and writing policies are charged to expense in the year incurred rather than being amortized over the related policy term; (2) certain non-admitted assets are excluded from the balance sheet; (3) deferred income taxes are not provided for timing differences in recording certain items for financial statement and tax purposes; (4) certain transactions are reflected directly to surplus rather than reflected in net income from operations (for example, certain transactions related to the separate accounts); and (5) debt securities are carried at amortized cost.

In April 1993, the Financial Accounting Standards Board issued Interpretation 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises". The interpretation, which has been amended to be effective for 1996 annual financial statements and thereafter, will no longer allow statutory financial statements to be described as being prepared in conformity with generally accepted accounting principles (GAAP). This will require life insurance companies to adopt all applicable standards promulgated by the FASB in any general purpose financial statements such companies may issue. Since certain GAAP standards have yet to be fully developed for mutual life insurance companies, the Company is currently unable to quantify the effects of the Interpretation on its financial statements.


All amounts presented are expressed in U.S. Dollars. Certain amounts from prior periods have been reclassified to conform with current period presentation.

Stocks

Stocks are carried at market value.

Bonds

Bonds are carried at amortized cost. Discounts and premiums on investments are amortized using the effective interest method. Gains and losses on sales of bonds are calculated on the specific identification method and recognized into income based on NAIC prescribed formulas. Short-term investments include investments with maturities of less than one year at the date of acquisition. Market values disclosed are based on NAIC quoted values.

Asset Valuation Reserve and Interest Maintenance Reserve

The Asset Valuation Reserve and Interest Maintenance Reserve were determined by NAIC prescribed formulas and are reported as liabilities rather than as valuation allowances or appropriations of surplus.

Policy and Contract Claims

Policy and contract claims are determined on an individual case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity and variable life contracts. For the majority of these contracts the contractholder, rather than the Company, bears the investment risk. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements.

Revenue Recognition

Both premium and investment income are recorded when due.

Reinsurance

Reinsurance premiums and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and claims are reported net of reinsured amounts.

Policy Reserves

Certain policy reserves are calculated based on statutorily required interest and mortality assumptions.

3.  Investments and Investment Income

The amortized cost and market value of investments in fixed maturities (bonds) as of December 31, 1994 are summarized as follows:



                                                                    Quoted or
                                         Gross         Gross        Estimated
                           Amortized     Unrealized    Unrealized    Market
                             Cost        Gains         Losses        Value
                           ---------------------------------------------------

U.S. Government securities $34,265,152  $ 243,971     $(441,592)   $34,067,531
Foreign government
  securities                 7,388,458          -      (294,385)     7,094,073
Corporate securities        10,495,470      2,457      (577,136)     9,920,791
                           ---------------------------------------------------
                           $52,149,080  $ 246,428  $ (1,313,113)  $ 51,082,395
                           ===================================================


Proceeds from sales of investments in debt securities during 1994 were $43,175,845. Gross gains of $167,738 and gross losses of $1,006,702 were realized on those sales.

The amortized cost and market value of investments in fixed maturities (bonds) as of December 31, 1993 are summarized as follows:

                                                                    Quoted or
                                         Gross         Gross        Estimated
                           Amortized     Unrealized    Unrealized    Market
                             Cost        Gains         Losses        Value
                           ---------------------------------------------------

U.S. Government securities $ 15,473,821  $ 725,851     $ (19,830) $ 16,179,842
Foreign government
  securities                  3,277,886     39,710        (5,316)    3,312,280
Corporate securities          4,624,066     47,402       (43,392)    4,628,076
                            --------------------------------------------------
                            $23,375,773  $ 812,963     $ (68,538)  $24,120,198

Proceeds from sales of investments in debt securities during 1993 were $28,248,633. Gross gains of $694,800 and gross losses of $17,715 were realized on those sales.

The investments above are valued, for financial statement purposes, as described in Note 2 to these financial statements.

The amortized cost and market value of fixed maturities at December 31, 1994 by contractual maturities, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

              Years to Maturity           Amortized Cost    Market Value
              ------------------          ---------------   ------------

  One year or less                            $  107,413    $ 108,160
  Greater than 1; up to 5 years                5,213,296    5,217,002
  Greater than 5; up to 10 years              24,217,449   23,599,525
  Due after 10 years                          22,610,922   22,157,708
                                          ------------------------------
                                             $52,149,080  $51,082,395
                                          ==============================

At December 31, 1994, $4,447,934 of bonds at amortized cost were on deposit with government insurance departments to satisfy regulatory regulations.

Major categories of net investment income for each year were as follows:



                                       Net Investment Income
                                    1994        1993        1992
                                  --------------------------------------
Gross investment income:
   Dividends; Manulife Series
     Fund, Inc. (Note 9)         $ 1,244,794   $ 1,440,392 $        -
   Bond income                     1,712,294     1,422,064   1,043,273
   Policy loans                      236,972       166,514     131,606
   Short-term investments            501,477       384,178     313,998
                                  --------------------------------------
                                     3,695,537    3,413,148  1,488,877
Investment expenses                   (106,908)     (89,186)   (58,423)
                                  --------------------------------------
Net investment income               $3,588,629   $3,323,962 $1,430,454
                                  ======================================

4.  Related Party Transactions

The Company has a formal service agreement with Manulife Financial which can be terminated by either party upon two months' notice. Under the Agreement, the Company will pay direct operating expenses incurred each year by Manulife Financial on behalf of the Company. Services provided under the Agreement include legal, actuarial, investment, data processing and certain other administrative services. Costs incurred under this Agreement were $21,326,446 in 1994, $12,467,474 in 1993, and $4,919,667 in
1992. In addition, there were $7,795,184 agents' bonuses in 1994, $5,363,558 in 1993, and $1,871,799 in 1992 which were allocated to the Company and are included in commissions.

The Company has reinsurance agreements with Manulife Financial which may be terminated upon the specified notice by either party. These agreements are summarized as follows:

(a) The Company assumes two blocks of insurance from Manulife Financial under coinsurance treaties. The Company's risk is limited to $100,000 of initial face amount per claim plus a pro-rata share of any increase in face amount.

(b) The Company cedes the risk in excess of $25,000 per life to Manulife Financial under the terms of an automatic reinsurance agreement.

(c) The Company cedes a substantial portion of its risk on its Flexible Premium Variable Life policies to Manulife Financial under the terms of a stop loss reinsurance agreement.

(d) Under the terms of an automatic coinsurance agreement, the Company cedes its risk on structured settlements to Manulife Financial.

Selected amounts relating to the above treaties reflected in the financial statements are as follows:


                                          1994          1993          1992
                                 ---------------------------------------------

Life and annuity premiums assumed     $25,385,628   $12,745,981    $6,579,233
Other life and annuity
   considerations ceded                  (437,650)     (201,685)     (114,505)
Commissions and expense allowances
   on reinsurance assumed                (810,252)     (329,634)     (269,141)
Policy reserves assumed                47,672,591    23,070,952    10,799,350

Policy reserves ceded                   3,786,647     3,782,156     3,662,930

During 1992 and 1993 the Company assumed the first $50,000 of initial face amount on two blocks of business. This resulted in transfers of $5,031,000 and $10,837,000, respectively, to establish the initial reserves. In 1994 the treaties were amended to assume the first $100,000 of initial face amount for the same blocks of business. This resulted in a transfer of $21,477,000 to establish the additional reserve. Commissions equal to 17% are charged for all renewed premiums related to these contracts.

During 1994, the Company terminated another treaty resulting in a premium to Manulife Financial to transfer the reserve of $799,874.

5.  Federal Income Tax

The Company joins the Parent, The Manufacturers Life Insurance Co. (U.S.A.) and Manufacturers Reinsurance Limited in filing a U.S. consolidated income tax return as a life insurance group under provisions of the Internal Revenue Code. In accordance with an income tax-sharing agreement dated December 29, 1983, the Company's income tax provision (or benefit) is computed as if the Company filed a separate income tax return. The Company receives no surtax exemption. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable to the Company, provided the consolidated group utilizes such benefits currently. In 1994, 1993 and 1992, the Company's provision (benefit) based upon the above agreement will be paid to one or more members of the consolidated groups in accordance with the income tax-sharing agreement.

The Company, Parent and The Manufacturers Life Insurance Co. (U.S.A.) have available consolidated net operating losses of approximately $92,600,000 which will expire in the years 2007 to 2009, and capital loss carryforwards of $129,600,000 which will expire in 1999. The losses of the Company, Parent and The Manufacturers Life Insurance Co. (U.S.A.) may be used to offset the ordinary and capital gain income of Manufacturers Reinsurance Limited. However, losses of Manufacturers Reinsurance Limited may not be used to offset the income of the other members of the consolidated group.

6.  Statutory Restrictions on Dividends

The Company is subject to statutory limitations on the payment of dividends to its Parent. The Company cannot pay dividends during 1995 without the prior approval of insurance regulatory authorities.

7.  Reinsurance

The Company cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies.

Summary financial information related to these reinsurance activities is as follows:

                                           1994          1993           1992
                                       --------------------------------------

Life insurance premiums assumed         $      -     $       -   $28,887,669
Life insurance premiums ceded           (218,767)     (130,913)  (28,809,307)

During 1992, the Company assumed and ceded a significant block of business on a yearly renewable term basis. This contract was not renewed in 1993.


8.  Aggregate Policy Reserves

Aggregate policy reserves for life policies including variable life are based on statutory mortality tables and interest assumptions using either the net level or commissioners' reserve valuation method. The composition of the aggregate policy reserves at December 31, 1994 and 1993 is as follows:

                               Mortality                       Interest
Aggregate Reserves               Table                          Rates
------------------------       ----------                      ---------
1994             1993
------------------------

$         -  $   758,158         1958 CSO                           4%
 28,553,885   11,792,874         1980 CSO                           4%
   (189,080)     (62,228)        Reinsurance ceded
  1,396,369      530,801         Miscellaneous
-------------------------
$29,761,174  $13,019,605
=========================

9.  Investment in Separate Accounts

During 1984, the Company initiated plans to market variable life insurance products through Separate Account One of The Manufacturers Life Insurance Company of America ("Separate Account One") using Manulife Series Fund, Inc. as its investment vehicle. Initial capitalization was $15,000,000. Through 1988, the Company provided an additional capitalization of $6,000,000.

In December 1993, the Company transferred all of its shares, related to seed money, in Manulife Series Fund, Inc. out of Separate Account One to the General Account. At December 31, 1994, the $25,629,580 common stock represents the Company's seed money investment in Manulife Series Fund, Inc.

During 1994, 1993, and 1992, the following dividends were received from Manulife Series Fund, Inc.:

                                 1994          1993          1992
                               -----------------------------------------

Separate Account One            $  38,732     $1,610,693    $3,166,712
Separate Account Two            4,574,620      7,377,861     1,706,218
Separate Account Three          1,490,374        666,141       277,830
Separate Account Four           3,072,376      4,966,559     1,578,932
General Account                 1,244,794      1,440,392             -


Dividends have been reinvested by the Company in Manulife Series Fund, Inc.

During 1993, the Company withdrew $8,000,000 of its seed money and accumulated earnings from Separate Account One and the Manulife Series Fund, Inc. and utilized these funds to pay down its intercompany debt.

During 1994, the Company withdrew $13,011,137 of its seed money and accumulated earnings from the Manulife Series Fund, Inc. and utilized these funds to pay down its intercompany debt.

APPENDIX A

Sample Illustrations of Policy Values, Cash Surrender Values and Death
Benefits


The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Guaranteed Interest Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on lives insured of given ages would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.

The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses and fees borne by the Portfolios have been deducted from the gross return. For the purposes of illustration, this deduction has been set at 0.76% per annum, which
represents an equal allocation of expenses among the Portfolios.   In the
tables, gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -.75%, 5.2%, and 11.16%.

The tables assume that no premiums have been allocated to the Guaranteed Interest Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for each combination of age and death benefit option for a Policy issued to a male non-smoker and female non-smoker, one based on current cost of insurance charges assessed by the Company and the other based on the maximum cost of insurance charges based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables. Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manufacturers Life of America will furnish a comparable illustration based on the proposed lives insured's issue ages, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.


From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Fund for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

The Policies have been offered to the public only since September 1, 1994. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

         FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                 Male Non-Smoker Issue Age 55 (Standard) and
                   Female Non-Smoker Issue Age 50 (Standard)
                  $500,000 Face Amount Death Benefit Option 1
                         $7,500 Annual Planned Premium
                           ASSUMING CURRENT CHARGES

                      0% Hypothetical
                  Gross Investment Return
                ----------------------------
End of                              Cash
Policy    Accumulated    Policy    Surrender      Death
Year        Premium      Value     Value          Benefit
(1)<F9>     (2)<F10>                (4)<F12>
-------   ------------   -------   ----------     --------

 1        $ 7,875       $6,576(3) $ 2,419(3)    $  500,000(3)
                            <F11>      <F11>            <F11>
 2         16,144       13,014      8,116          500,000
 3         24,826       19,318     14,200          500,000
 4         33,942       25,486     20,368          500,000
 5         43,514       31,512     26,394          500,000
 6         53,565       37,393     32,275          500,000
 7         64,118       43,121     38,515          500,000
 8         75,199       48,693     44,598          500,000
 9         86,834       54,099     50,517          500,000
10         99,051       59,332     56,261          500,000
15        169,931       86,957     86,957          500,000
20        260,394      109,546    109,546          500,000
25        375,851      120,425    120,425          500,000
30        523,206      103,929    103,929          500,000

                      6% Hypothetical
                  Gross Investment Return
                ----------------------------
End of                              Cash
Policy    Accumulated    Policy    Surrender      Death
Year        Premium      Value     Value          Benefit
(1)<F9>     (2)<F10>                (4)<F12>
-------   ------------   -------   ----------     --------

 1        $  7,875      $6,981(3) $ 2,824(3)     $ 500,000(3)
                            <F11>      <F11>            <F11>
 2          16,144      14,229      9,331          500,000
 3          24,826      21,758     16,640          500,000
 4          33,942      29,575     24,457          500,000
 5          43,514      37,687     32,569          500,000
 6          53,565      46,100     40,982          500,000
 7          64,118      54,820     50,214          500,000
 8          75,199      63,853     59,759          500,000
 9          86,834      73,205     69,623          500,000
10          99,051      82,881     79,810          500,000
15         169,931     142,897    142,897          500,000
20         260,394     217,202    217,202          500,000
25         375,851     306,880    306,880          500,000
30         523,206     417,385    417,385          500,000

                      12% Hypothetical
                  Gross Investment Return
                ----------------------------
End of                              Cash
Policy    Accumulated    Policy    Surrender      Death
Year        Premium      Value     Value          Benefit
(1)<F9>     (2)<F10>
-------   ------------   -------   ----------     --------

 1          $ 7,875     $ 7,386(3) $   3,229(3)  $ 500,000(3)
                             <F11>        <F11>         <F11>
 2           16,144      15,492       10,594       500,000
 3           24,826      24,395       19,277       500,000
 4           33,942      34,171       29,053       500,000
 5           43,514      44,904       39,786       500,000
 6           53,565      56,687       51,569       500,000
 7           64,118      69,622       65,016       500,000
 8           75,199      83,822       79,728       500,000
 9           86,834      99,412       95,830       500,000
10           99,051     116,530      113,459       500,000
15          169,931     241,313      241,313       500,000
20          260,394     453,079      453,079       525,572
25          375,851     810,288      810,288       867,008
30          523,206   1,407,585    1,407,585     1,477,964

(1)<F9> All values shown are as of the end of the Policy Year indicated, have been rounded to the nearest dollar, and assume that
          (a) premiums paid after the initial premium are received on the Policy Anniversary, (b) no Policy loan has been made,
          (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.</F9>
(2)<F10>  Assumes net interest of 5% compounded annually.</F10>
(3)<F11> Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Guaranteed Death Benefit will keep the Policy in force until the Policy Anniversary on which the lives insured are average Attained Age 100 years old.</F11>
(4)<F12> Cash Surrender Value for first two years reflects sales charge limitations imposed by the S.E.C.</F12>

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANULIFE SERIES FUND, INC. AND NASL SERIES TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

         FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                 Male Non-Smoker Issue Age 55 (Standard) and
                   Female Non-Smoker Issue Age 50 (Standard)
                  $500,000 Face Amount Death Benefit Option 1
                         $7,500 Annual Planned Premium
                          ASSUMING GUARANTEED CHARGES

                      0% Hypothetical
                  Gross Investment Return
                ----------------------------
End of                              Cash
Policy    Accumulated    Policy    Surrender      Death
Year        Premium      Value     Value          Benefit
(1)<F13>     (2)<F14>               (4)<F16>
-------   ------------   -------   ----------     --------

 1          $ 7,875      $ 6,576(3) $ 2,419(3)    $ 500,000(3)
                              <F15>      <F15>           <F15>
 2           16,144       13,013      8,116         500,000
 3           24,826       19,306     14,188         500,000
 4           33,942       25,448     20,330         500,000
 5           43,514       31,429     26,310         500,000
 6           53,565       37,238     32,120         500,000
 7           64,118       42,866     38,260         500,000
 8           75,199       48,297     44,203         500,000
 9           86,834       53,517     49,935         500,000
10           99,051       58,508     55,437         500,000
15          169,931       79,807     79,807         500,000
20          260,394       90,527     90,527         500,000
25          375,851       76,832     76,832         500,000
30          523,206        6,961      6,961         500,000

                      6% Hypothetical
                  Gross Investment Return
                ----------------------------
End of                              Cash
Policy    Accumulated    Policy    Surrender      Death
Year        Premium      Value     Value          Benefit
(1)<F13>     (2)<F14>               (4)<F16>
-------   ------------   -------   ----------     --------

 1         $ 7,875      $ 6,981(3) $ 2,824(3)    $500,000(3)
                             <F15>      <F15>          <F15>
 2          16,144       14,228      9,331        500,000
 3          24,826       21,746     16,628        500,000
 4          33,942       29,535     24,417        500,000
 5          43,514       37,599     32,481        500,000
 6          53,565       45,935     40,817        500,000
 7          64,118       54,543     49,936        500,000
 8          75,199       63,419     59,325        500,000
 9          86,834       72,562     68,979        500,000
10          99,051       81,962     78,891        500,000
15         169,931      133,293    133,293        500,000
20         260,394      189,707    189,707        500,000
25         375,851      244,218    244,218        500,000
30         523,206      286,746    286,746        500,000

                      12% Hypothetical
                  Gross Investment Return
                ----------------------------
End of                              Cash
Policy    Accumulated    Policy    Surrender      Death
Year        Premium      Value     Value          Benefit
(1)<F13>    (2)<F14>
-------   ------------   -------   ----------     --------

 1          $ 7,875     $  7,386(3) $ 3,229(3)   $ 500,000(3)
                              <F15>      <F15>          <F15>
 2           16,144       15,492     10,594        500,000
 3           24,826       24,382     19,264        500,000
 4           33,942       34,129     29,011        500,000
 5           43,514       44,810     39,692        500,000
 6           53,565       56,510     51,392        500,000
 7           64,118       69,322     64,716        500,000
 8           75,199       83,348     79,254        500,000
 9           86,834       98,703     95,120        500,000
10           99,051      115,511    112,440        500,000
15          169,931      227,912    227,912        500,000
20          260,394      410,313    410,313        500,000
25          375,851      710,088    710,088        759,794
30          523,206    1,192,968  1,192,968      1,252,616

(1)<F13> All values shown are as of the end of the Policy Year indicated, have been rounded to the nearest dollar, and assume that
          (a) premiums paid after the initial premium are received on the Policy Anniversary, (b) no Policy loan has been made,
          (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.</F13>
(2)<F14>  Assumes net interest of 5% compounded annually.</F14>
(3)<F15> Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Guaranteed Death Benefit will keep the Policy in force until the Policy Anniversary on which the lives insured are average Attained Age 100 years old.</F15>
(4)<F16> Cash Surrender Value for first two years reflects sales charge limitations imposed by the S.E.C.</F16>

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANULIFE SERIES FUND, INC. AND NASL SERIES TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

         FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                Male  Non-Smoker  Issue Age 55 (Standard) and
                  Female  Non-Smoker  Issue Age 50 (Standard)
                 $500,000 Face Amount  Death Benefit Option 2
                         $8,200 Annual Planned Premium
                           ASSUMING CURRENT CHARGES

                      0% Hypothetical
                  Gross Investment Return
                ----------------------------
End of                              Cash
Policy    Accumulated    Policy    Surrender      Death
Year        Premium      Value     Value          Benefit
(1)<F17>    (2)<F18>               (4)<F20>
-------   ------------   -------   ----------     --------

 1          $ 8,610     $ 7,240(3) $ 2,780(3)     $507,240(3)
                             <F19>      <F19>           <F19>
 2           17,651      14,331      9,212         514,331
 3           27,143      21,276     16,157         521,276
 4           37,110      28,070     22,952         528,070
 5           47,576      34,709     29,591         534,709
 6           58,564      41,186     36,068         541,186
 7           70,103      47,493     42,887         547,493
 8           82,218      53,622     49,528         553,622
 9           94,939      59,563     55,981         559,563
10          108,296      65,304     62,234         565,304
15          185,791      95,223     95,223         595,223
20          284,698     118,198    118,198         618,198
25          410,930     125,469    125,469         625,469
30          572,038      97,422     97,422         597,422

                      6% Hypothetical
                  Gross Investment Return
                ----------------------------
End of                              Cash
Policy    Accumulated    Policy    Surrender      Death
Year        Premium      Value     Value          Benefit
(1)<F17>    (2)<F18>               (4)<F20>
-------   ------------   -------   ----------     --------

 1         $ 8,610      $ 7,685(3)    3,225(3)    507,685(3)
                             <F19>       <F19>         <F19>
 2          17,651       15,666      10,548       515,666
 3          27,143       23,958      18,840       523,958
 4          37,110       32,568      27,450       532,568
 5          47,576       41,500      36,382       541,500
 6          58,564       50,761      45,643       550,761
 7          70,103       60,253      55,747       560,353
 8          82,218       70,281      66,187       570,281
 9          94,939       80,546      76,963       580,546
10         108,296       91,146      88,075       591,146
15         185,791      156,090     156,090       656,090
20         284,698      232,749     232,749       732,749
25         410,930      314,045     314,045       814,045
30         572,038      378,121     378,121       878,121

                      12% Hypothetical
                  Gross Investment Return
                ----------------------------
End of                              Cash
Policy    Accumulated    Policy    Surrender      Death
Year        Premium      Value     Value          Benefit
(1)<F17>    (2)<F18>
-------   ------------   -------   ----------     --------

 1          $ 8,610     $ $8,130(3) $3,670(3)    $508,130(3)
                              <F19>     <F19>          <F19>
 2           17,651       17,055    11,936        517,055
 3           27,143       26,857    21,739        526,857
 4           37,110       37,621    32,503        537,621
 5           47,576       49,436    44,318        549,436
 6           58,564       62,401    57,283        562,401
 7           70,103       76,622    72,016        576,622
 8           82,218       92,218    88,124        592,218
 9           94,939      109,316   105,734        609,316
10          108,296      128,054   124,983        628,054
15          185,791      263,064   263,064        763,064
20          284,698      483,167   483,167        983,167
25          410,930      834,790   834,790      1,334,790
30          572,038    1,381,554 1,381,554      1,881,554

(1)<F17> All values shown are as of the end of the Policy Year indicated, have been rounded to the nearest dollar, and assume that
          (a) premiums paid after the initial premium are received on the Policy Anniversary, (b) no Policy loan has been made,
          (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.</F17>
(2)<F18>  Assumes net interest of 5% compounded annually.</F18>
(3)<F19> Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Guaranteed Death Benefit will keep the Policy in force until the Policy Anniversary on which the lives insured are average Attained Age 85 years old.</F19>
(4)<F20> Cash Surrender Value for first two years reflects sales charge limitations imposed by the S.E.C.</F20>

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANULIFE SERIES FUND, INC. AND NASL SERIES TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

         FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                Male  Non-Smoker  Issue Age 55 (Standard) and
                  Female  Non-Smoker  Issue Age 50 (Standard)
                 $500,000 Face Amount  Death Benefit Option 2
                         $8,200 Annual Planned Premium
                          ASSUMING GUARANTEED CHARGES

                      0% Hypothetical
                  Gross Investment Return
                ----------------------------
End of                              Cash
Policy    Accumulated    Policy    Surrender      Death
Year        Premium      Value     Value          Benefit
(1)<F21>    (2)<F22>               (4)<F24>
-------   ------------   -------   ----------     --------

 1         $ 8,610      $ 7,240(3) $ 2,780(3)    $507,240(3)
                             <F23>      <F23>          <F23>
 2          17,651       14,330      9,212        514,330
 3          27,143       21,263     16,145        521,263
 4          37,110       28,030     22,912        528,030
 5          47,576       34,620     29,502        534,620
 6          58,564       41,021     35,903        541,021
 7          70,103       47,217     42,611        547,217
 8          82,218       53,191     49,096        553,191
 9          94,939       58,923     55,341        558,923
10         108,296       64,390     61,319        564,390
15         185,791       87,210     87,210        587,210
20         284,698       96,633     96,633        596,633
25         410,930       76,732     76,732        576,732
30         572,038          0 (5)      0 (5)          0 (5)
                            <F25>      <F25>          <F25>

                      6% Hypothetical
                  Gross Investment Return
                ----------------------------
End of                              Cash
Policy    Accumulated    Policy    Surrender      Death
Year        Premium      Value     Value          Benefit
(1)<F21>    (2)<F22>               (4)<F24>
-------   ------------   -------   ----------     --------

 1          $ 8,610      $ 7,685(3) $ 3,225(3)   $507,685(3)
                              <F23>      <F23>         <F23>
 2           17,651       15,666     10,547       515,666
 3           27,143       23,945     18,827       523,945
 4           37,110       32,525     27,407       532,525
 5           47,576       41,405     36,287       541,405
 6           58,564       50,582     45,464       550,582
 7           70,103       60,049     55,443       560,049
 8           82,218       69,799     65,704       569,799
 9           94,939       79,820     76,237       579,820
10          108,296       90,095     87,024       579,095
15          185,791      145,042    145,042       645,042
20          284,698      199,773    199,773       699,773
25          410,930      234,847    234,847       734,847
30          572,038      211,336    211,336       711,336

                      12% Hypothetical
                  Gross Investment Return
                ----------------------------
End of                              Cash
Policy    Accumulated    Policy    Surrender      Death
Year        Premium      Value     Value          Benefit
(1)<F21>    (2)<F22>
-------   ------------   -------   ----------     --------

 1         $ 8,610      $ 8,130(3) $ 3,670(3)    $ 508,130(3)
                             <F23>      <F23>          <F23>
 2          17,651       17,054     11,936         517,054
 3          27,143       26,844     21,726         526,844
 4          37,110       37,577     32,459         537,577
 5          47,576       49,335     44,216         549,335
 6          58,564       62,206     57,088         562,206
 7          70,103       76,287     71,681         576,287
 8          82,218       91,679     87,584         591,679
 9          94,939      108,492    104,910         608,492
10         108,296      126,843    123,772         626,843
15         185,791      247,188    247,188         747,188
20         284,698      428,268    428,268         928,268
25         410,930      686,169    686,169       1,186,169
30         572,038    1,030,031  1,030,031       1,530,031

(1)<F21> All values shown are as of the end of the Policy Year indicated, have been rounded to the nearest dollar, and assume that
          (a) premiums paid after the initial premium are received on the Policy Anniversary, (b) no Policy loan has been made,
          (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.</F21>
(2)<F22>  Assumes net interest of 5% compounded annually.</F22>
(3)<F23> Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Guaranteed Death Benefit will keep the Policy in force until the Policy Anniversary on which the lives insured are average Attained Age 85 years old.</F23>
(4)<F24> Cash Surrender Value for first two years reflects sales charge limitations imposed by the S.E.C.</F24>
(5)<F25> In the absence of additional premium payments, the policy will lapse.</F25>

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANULIFE SERIES FUND, INC. AND NASL SERIES TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX B

Definitions

The following terms have the following meanings when used in this
Prospectus:

Additional Rating - an addition to the cost of insurance rate for lives insured who do not meet at least the underwriting requirements of the standard risk class.

Age - at a specific date means, for each of the lives insured, the age on the nearest birthday. If no specific date is mentioned, age means the age on the birthday nearest to the Policy Anniversary.

Attained Age - Issue Age plus duration the policy has been in force since the Policy Date.

Business Day - any day that the New York Stock Exchange is open for trading and trading is not restricted. The net asset value of the underlying shares of a sub-account of the Separate Account will be determined as of the end of each Business Day. A Business Day is deemed to end at 4:00 p.m. Eastern Time.

Cash Surrender Value - the Policy Value less the deferred sales charge, the deferred underwriting charge and any outstanding monthly deductions due.

Death Benefit Guarantee - Manufacturers Life of America guarantees that the Policy will not go into default even if a combination of Policy loans, adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.

Death Benefit Guarantee Cumulative Premium Test - a test that, if satisfied to youngest Attained Age 100 for death benefit Option 1 Policies, and youngest Attained Age 85 for death benefit Option 2 Policies, will maintain the Death Benefit Guarantee. To satisfy the Death Benefit Guarantee Cumulative Premium Test, the sum of premiums paid, less withdrawals, and less Policy loans must equal or exceed the sum of Death Benefit Guarantee Premiums since issue as at the beginning of each Policy Month.

Death Benefit Guarantee Premium - a measure of premium used in determining compliance with the Death Benefit Guarantee Cumulative Premium Test. The Death Benefit Guarantee Premium as an annual amount is established by the Company based on the individual life insured's Issue Age, sex (unless unisex rates are required by law or are requested), risk class, death benefit option, supplementary benefits and additional ratings.

Effective Date - the date that Manufacturers Life of America becomes obligated under the Policy and when the first monthly deductions are taken. It is the later of the date the underwriters approve issuance of the Policy, or the date at least the Initial Premium is received at the Service Office.

Fund Value Test - a test which, if satisfied in applicable Policy Years, will maintain the Death Benefit Guarantee. To satisfy the Fund Value Test the Gross Single Premium at the beginning of any applicable Policy Month must not be greater than the Net Policy Value.

Gross Single Premium - the amount of premium, based on each life insured's Attained Age, the duration of the coverage, sex (unless unisex rates are required by law or are requested), and risk class, needed to endow the Policy at the age the Death Benefit Guarantee terminates, assuming 4% interest and current charges.

Guaranteed Interest Account - that part of the Policy Value which reflects the value the policyowner has in the general account of Manufacturers Life of America.

Guideline Annual Premium (GAP) - an amount defined by S.E.C. regulation. It is used to determine maximum sales charges that may be deducted under the Policy.

Initial Premium - at least 1/12 of the Target Premium.

Investment Account - that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Age - the Age nearest birthday, at Policy Date, as shown in the Policy. If there is an Additional Rate based on age, the Issue Age will be adjusted to reflect the underwriting class.

Loan Account - that part of the Policy Value which reflects the value the policyowner has transferred from the Guaranteed Interest Account or the Investment Accounts as collateral for a Policy loan.

Modified Policy Debt - as of any date, the Policy Debt plus the amount of interest to be charged to the next Policy Anniversary, all discounted from the next Policy Anniversary to such date at an annual rate of 4%.

Monthly Death Benefit Guarantee Premium - 1/12 of the Death Benefit Guarantee Premium.

Monthly No Lapse Guarantee Premium - 1/12 of the No Lapse Guarantee
Premium.

Net Cash Surrender Value - the Cash Surrender Value less the Policy Debt.

Net Policy Value - the Policy Value less the value in the Loan Account.

Net Premium - amount of premium allocated to the Investment Accounts and/or the Guaranteed Interest Account. It equals gross premiums less the deductions for premium charge and state, local and federal taxes.

No Lapse Guarantee - Manufacturers Life of America guarantees that the Policy will not go into default even if a combination of Policy loans, adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.

The No Lapse Guarantee requires a lower cumulative premium than the Death Benefit Guarantee, and in return guarantees a shorter number of years that the Policy will stay in force if the No Lapse Guarantee Cumulative Premium Test is met.

No Lapse Guarantee Cumulative Premium Test - a test that, if satisfied in the No Lapse Guarantee Period, will maintain the No Lapse Guarantee. To satisfy the No Lapse Guarantee Cumulative Premium Test, the sum of premiums paid, less withdrawals, and less Policy loans must equal or exceed the sum of No Lapse Guarantee Premiums since issue as at the beginning of each Policy Month.

No Lapse Guarantee Period - is the first 10 Policy Years for lives insured with an average Issue Age up to and including age 70. For lives insured with an average Issue Age of 71 and older, the No Lapse Guarantee Period decreases by one year for each year the average Issue Age exceeds 70, until age 77. After age 77 the No Lapse Guarantee Period is fixed at three years.

The No Lapse Guarantee is available only to lives insured whose average Issue Age is 85 or less.

No Lapse Guarantee Premium - is equal to Target Premium, and is a measure of premium used in determining compliance with the No Lapse Guarantee Premium Test.

Planned Premium - the premium the policyowner plans to pay periodically. Subject to certain requirements of law, the Planned Premium may be changed at any time.

Policy Date - the date from which Policy Years, Policy Months and Policy Anniversaries are determined. Monthly deductions are due on the Policy Date.

Policy Debt - as of any date, the aggregate amount of Policy loans, including borrowed interest, less any loan repayments.

Policy Value - the sum of the values in the Loan Account, the Guaranteed Interest Account and the Investment Accounts.

Service Office - the office designated to service the Policies, which is shown on the cover page of this prospectus.

Surrender Charge Period - the period (usually 15 years) following the Policy Date or any increase in face amount during which surrender charges may be assessed if the Policy is surrendered or lapsed, the face amount is decreased or a partial withdrawal takes place. There are two surrender charges under the Policy: a Deferred Underwriting Charge and a Deferred Sales Charge.

Target Premium (TP) - a premium amount used to determine the maximum sales charge and deferred sales charge under a Policy and to determine the level of compensation the agent shall receive. The Target Premium for the initial face amount is set forth in the Policy.

This premium is based on each individual life insured's Issue Age, sex (unless unisex rates are required by law or are requested), risk class, death benefit option, supplementary benefits and additional ratings. The policyowner will be advised of the Target Premium for any increase in face amount.

Withdrawal Tier Amount - as of any date is the net Cash Surrender Value at the previous anniversary, multiplied by 10%.